UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 02675 )
Exact name of registrant as specified in charter: Putnam Tax Exempt Income Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: September 30, 2007

Date of reporting period: October 1, 2006— March 31, 2007

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Tax Exempt Income Fund

3|31|07

Semiannual Report

PUTNAM INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam
Tax Exempt
Income Fund

3| 31| 07
Semiannual Report

Message from the Trustees	2
About the fund	4
Report from the fund managers	7
Performance	13
Expenses	16
Portfolio turnover	18
Risk	19
Your fund’s management	20
Terms and definitions	23
Trustee approval of management contract	25
Other information for shareholders	31
Financial statements	32

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder

Although the global economy continues to demonstrate healthy growth, it has become evident that certain sectors of the U.S. economy have slowed somewhat. Volatility in the financial markets has been on the rise, reflecting increased uncertainty about the potential impact of problems in the housing market. However, we have also seen indications that inflation is stabilizing and the unemployment rate is declining. We consequently believe the resilience of the U.S. economy will enable it to weather this period of uncertainty.

As you may have heard, on February 1, 2007, Marsh & McLennan Companies, Inc. announced that it had signed a definitive agreement to sell its ownership interest in Putnam Investments Trust, the parent company of Putnam Management and its affiliates, to Great-West Lifeco Inc. Great-West Lifeco is a financial services holding company with operations in Canada, the United States, and Europe and is a member of the Power Financial Corporation group of companies. This transaction is subject to regulatory approvals and other conditions, including the approval of new management contracts by shareholders of a substantial number of Putnam funds at shareholder meetings scheduled for May 15, 2007. We currently expect the transaction to be completed by the middle of 2007.

Putnam’s team of investment and business professionals will continue to be led by Putnam President and Chief Executive Officer Ed Haldeman. Your Trustees have been actively involved through every step of the discussions, and we will continue in our role of overseeing the Putnam funds on your behalf.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies for the fiscal period ended March 31, 2007, and provide their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

Putnam Tax Exempt Income Fund: potential for
income exempt from federal income tax

Municipal bonds finance important public projects, such as schools, roads, and hospitals, and they can help investors keep more of the income they receive from their investment. Putnam Tax Exempt Income Fund offers an additional advantage — the flexibility to invest in municipal bonds issued by any state in the country.

Municipal bonds are typically issued by states and local municipalities to raise funds for building and maintaining public facilities. The income from a municipal bond is generally exempt from federal income tax. The bonds are backed by either the issuing city or town or by revenues collected from usage fees, and as a result have varying degrees of credit risk, which is the risk that the issuer won’t be able to repay the bond.

The fund’s management team can select bonds from a variety of state and local governments throughout the United States. Because a state’s fiscal health can affect the prices of its bonds, this flexibility is a distinct advantage. The fund also combines two types of bonds to increase income potential. In addition to investing in high-quality bonds, the team allocates a smaller portion of the portfolio to lower-rated bonds, which may offer higher income in return for more risk.

When deciding whether to invest in a bond, the fund’s management team primarily considers credit risk, interest-rate risk, and the risk that the bond will be prepaid.

The management team is backed by the resources of Putnam’s fixed-income organization, one of the largest in the investment industry, in which municipal bond analysts are grouped into sector teams and conduct ongoing, rigorous research. Once a bond has been purchased, the team continues to monitor developments that affect the bond market, the sector, and the issuer of the bond. Typically, lower-rated bonds are reviewed more often than investment-grade bonds because of their greater potential risk.

The goal of the management team’s research and active management is to stay a step ahead of the industry and pinpoint opportunities to adjust the fund’s holdings — either by acquiring more of a particular bond or by selling it — for the benefit of the fund and its shareholders.

Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Tax-free funds may not be suitable for IRAs and other non-taxable accounts.

Understanding
tax-equivalent yield

To understand the value of tax-free income, it is helpful to compare a municipal bond’s yield with the “tax-equivalent yield” — the before-tax yield that must be offered by a taxable bond in order to equal the municipal bond’s yield after taxes.

How to calculate tax-equivalent yield:

The tax-equivalent yield equals the municipal bond’s yield divided by “one minus the tax rate.” For example, if a municipal bond’s yield is 5%, then its tax-equivalent yield is 7.7%, assuming the maximum 35% federal tax rate for 2007.

Results for investors subject to lower tax rates would not be as advantageous.

Municipal bonds may finance a range of community projects
and thus play a key role in local development.

Putnam Tax Exempt Income Fund may be appropriate for investors who seek a high level of current income exempt from federal income tax, while also seeking to preserve capital. The fund invests mainly in intermediate- to long-term investment-grade bonds from a wide range of municipalities and industry sectors. The fund may invest a portion of its assets in lower-rated high-yield bonds.

Highlights

• For the six months ended March 31, 2007, Putnam Tax Exempt Income Fund’s class A shares returned 1.63% before sales charges.

• Over the same period, the fund’s benchmark, the Lehman Municipal Bond Index, returned 1.93% .

• The average return for the fund’s Lipper category, General Municipal Debt Funds, was 1.63% .

• Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 13.

Performance

Total return for class A shares for periods ended 3/31/07

Since the fund’s inception (12/31/76), average annual return is 7.22% before sales charge and 7.08% after sales charge.

	Average annual return		Cumulative return
	Before sales charge	After sales charge	Before sales charge	After sales charge

10 years	5.05%	4.65%	63.69%	57.58%

5 years	4.86	4.07	26.79	22.10

3 years	3.70	2.40	11.53	7.36

1 year	4.77	0.84	4.77	0.84

6 months	—	—	1.63	–2.15

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. After sales charge returns reflect a maximum 3.75% load. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit www.putnam.com.

Report from the fund managers

The period in review

Increased uncertainty regarding Federal Reserve (Fed) policy limited the returns of municipal bonds during the six months ended March 31, 2007. However, a relatively stable credit environment, coupled with solid demand from investors searching for higher yields, helped lower-rated bonds (those rated Baa or lower) outperform higher-rated bonds. While your fund had exposure to the lower-quality tiers of the tax-exempt bond market, its allocation was smaller than that of many other funds, and its higher-quality bias restrained performance. As a result, although the fund’s returns before sales charges kept pace with the average for its Lipper peer group, they were modestly behind results for its benchmark, the Lehman Municipal Bond Index. Holdings in tobacco settlement bonds, single-family housing bonds, and select securities in the hospital and education categories contributed positively to fund performance for the period.

Market overview

A few weeks before the beginning of the fund’s 2007 fiscal year, there was a major change in the Fed’s interest-rate policy. After 17 increases in the federal funds rate, the Fed suspended its credit-tightening program in August 2006, holding this benchmark rate for overnight loans between banks steady at 5.25% . The central bank’s rate policy has held rates steady since then. Statements from the Federal Open Market Committee, the central bank’s policy-setting panel, have indicated that future rate decisions will depend on whether the Fed concludes that inflation or slower growth represents the greater risk to the economy. Reflecting the uncertainty in the marketplace regarding the Fed’s policy direction, yields on shorter-maturity bonds increased, and short- and intermediate-term tax-exempt bonds underperformed comparable U.S. Treasuries.

An overall stable credit environment, coupled with solid demand from buyers searching for higher yields, contributed to the strong relative performance of lower-rated bonds. Among uninsured bonds in general, and especially bonds rated Baa and below, lower-rated bonds performed better than higher-rated bonds. Investors should remember that bond prices move in the opposite direction of their yields, though, so as lower-rated bonds gained in value, their yields declined and the yield advantages that had initially drawn investor attention became less pronounced.

The performance of airline-related industrial development bonds (IDBs) was exceptional, as trends in domestic airline travel remained healthy. The health-care sector also posted solid results for the period, as securities issued by hospitals and long-term care facilities generally advanced. Tobacco settlement bonds strengthened as well.

Strategy overview

Given our expectation for rising interest rates, we maintained a short (defensive) portfolio duration relative to the fund’s Lipper peer group. This strategy contributed moderately to results since yields rose during the period. Duration is a measure of a fund’s sensitivity to changes in interest rates. Having a shorter-duration portfolio may help protect principal when interest rates rise, but it can reduce appreciation potential when rates fall. Later in the period, we extended the fund’s duration relative to its peer group by adding bonds with longer maturities.

The fund’s underweight allocation to bonds at the lower-end of the credit spectrum — bonds rated Baa and below — detracted from results relative to the

Market sector performance

These indexes provide an overview of performance in different market sectors for the six months ended 3/31/07.

Bonds

Lehman Municipal Bond Index (tax-exempt bonds)	1.93%

Lehman Aggregate Bond Index (broad bond market)	2.76%

Lehman Government Bond Index (U.S. Treasury and agency securities)	2.29%

Lehman Intermediate Government Bond Index
(intermediate-maturity U.S. Treasury and agency securities)	2.43%

Equities

S&P 500 Index (broad stock market)	7.38%

S&P Utilities Index (utilities stocks)	19.29%

Russell 2000 Growth Index (small-company growth stocks)	11.46%

peer group, as bonds in this area of the market outperformed during the period. Accordingly, the fund’s higher overall credit quality restrained performance relative to its peer group, as the lower-quality tiers of the municipal bond market delivered the strongest returns during the period.

We have increased our use of derivative instruments, such as interest-rate swap contracts, to execute several of the fund’s investment strategies. By enabling two parties to exchange, or swap, interest-rate payments at a future date, these contracts give us more control over the fund’s exposure to the upward and downward movement of interest rates without requiring an exchange of principal. The use of these derivatives lets us take positions that reflect our views on yield curve trends without needing to sell bonds we would like to retain, and can also reduce the fund’s transaction costs. This, in turn, increases our flexibility in managing the fund. During the period, our interest-rate swap positions detracted moderately from performance, but we nevertheless believe that the flexibility offered by such arrangements makes derivatives a valuable tool in our overall management strategy.

Your fund’s holdings

Generally stable credit markets helped the performance of below-investment-grade bonds across many sectors. In particular, tobacco settlement bonds

Comparison of the fund’s maturity and duration

This chart compares changes in the fund’s average effective maturity (a weighted average of the holdings’ maturities) and its average effective duration (a measure of its sensitivity to interest-rate changes).

Average effective duration and average effective maturity take into account put and call features, where applicable, and reflect prepayments for mortgage-backed securities. Duration is usually shorter than maturity because it reflects interest payments on a bond prior to its maturity.

strengthened during the period and the fund’s overweight position in the category contributed positively to performance. Limited issuance of tobacco settlement bonds, coupled with strong investor demand, provided solid supply-and-demand support for the sector, boosting results. Payments from these bonds are secured by income promised to various states through settlements negotiated by tobacco companies. The fund’s portfolio includes tobacco settlement bonds from a variety of states, but our investment in Tobacco Settlement Authority of Iowa revenue bonds performed exceptionally well.

Relative to the fund’s peer group, we maintained an overweight position in single-family housing bonds and held securities issued by the Florida Housing Finance Corporation and the Texas State Department of Housing and Community Affairs, among others. (We sold the Texas housing bonds before period-end.) This strategy proved helpful as declining mortgage prepayments coupled with sustained demand from investors in search of higher yields continued to support bonds in this sector.

As noted earlier, municipal bonds from the health-care sector, especially those issued by hospitals and long-term care facilities, also delivered strong results during the period. Our investment in a security issued by Memorial Hospital of Colorado was a standout. The bond was issued to finance expansion of the facility

Credit quality overview

Credit qualities shown as a percentage of portfolio value as of 3/31/07. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody’s but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

to meet increasing utilization trends resulting from robust population growth in the greater Colorado Springs area. This security, along with hospital bonds in general, outperformed due to investors’ preference for the highest yielding instruments in a low-rate environment.

Other individual holdings that contributed to results included a bond issued by the Massachusetts School Building Authority. When we purchased this bond for the portfolio, it was trading at a premium to its face value, but since many recently issued education bonds were trading at even higher premiums, we considered it a compelling value. During the course of the semiannual period, the bond delivered a modest appreciation advantage over higher-premium securities.

Lastly, the fund’s underweight exposure to public-utility IDBs dampened returns. We are optimistic about the prospects for this sector, but limited issuance made it difficult to locate bonds that met the fund’s investment criteria.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

We believe the Fed is likely to continue to hold interest rates steady until more data becomes available to clarify whether inflation or slower growth is the greater risk to our currently stable economy. Therefore, while we anticipate that economic growth is likely to slow as 2007 unfolds, we plan to maintain a neutral duration strategy until longer-range Fed policy becomes clearer.

In our view, the extended rally among lower-rated, higher-yielding bonds may be in its final stages. We base this view, in part, on the fact that the difference in yield between Aaa-rated bonds and Baa-rated bonds — the highest and lowest investment-grade ratings, respectively —is at its narrowest point since late 1999. In other words, the higher-income advantage available to those willing to assume additional credit risk by investing in lower-rated bonds has diminished to the lowest level in over seven years. It has been our experience that when investor demand is this elevated, many high-yielding securities can become overpriced. We continue to believe that this is not the most opportune time to reach too far out in terms of maturity (i.e., extend duration by investing in longer-dated securities) or too far down in quality in pursuit of higher income. Over the near term, we will focus on certain market sectors — notably, single-family housing and power company IDBs — where we believe the fund may benefit in an environment of moderating economic growth without being exposed to undue risk.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Tax-free funds may not be suitable for IRAs and other non-taxable accounts.

Your fund’s performance

This section shows your fund’s performance for periods ended March 31, 2007, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581.

Fund performance

Total return for periods ended 3/31/07

	Class A		Class B		Class C		Class M
(inception dates)	(12/31/76)		(1/4/93)		(7/26/99)		(2/16/95)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP

Annual average
(life of fund)	7.22%	7.08%	6.40%	6.40%	6.35%	6.35%	6.78%	6.66%

10 years	63.69	57.58	53.29	53.29	50.72	50.72	58.85	53.58
Annual average	5.05	4.65	4.36	4.36	4.19	4.19	4.74	4.38

5 years	26.79	22.10	22.77	20.77	21.90	21.90	24.96	20.96
Annual average	4.86	4.07	4.19	3.85	4.04	4.04	4.56	3.88

3 years	11.53	7.36	9.42	6.48	8.88	8.88	10.55	6.99
Annual average	3.70	2.40	3.05	2.11	2.88	2.88	3.40	2.28

1 year	4.77	0.84	3.96	–1.04	3.94	2.94	4.33	0.98

6 months	1.63	–2.15	1.31	–3.67	1.21	0.21	1.47	–1.84

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After sales charge returns (public offering price, or POP) for class A and M shares reflect a maximum 3.75% and 3.25% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year and is eliminated thereafter. Performance for class B, C, and M shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC).

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Comparative index returns

For periods ended 3/31/07

		Lipper General
	Lehman Municipal	Municipal Debt Funds
	Bond Index	category average†

Annual average
(life of fund)	—*	6.53%

10 years	76.83%	63.34
Annual average	5.87	5.01

5 years	30.71	26.87
Annual average	5.50	4.86

3 years	12.36	10.89
Annual average	3.96	3.49

1 year	5.43	4.86

6 months	1.93	1.63

Index and Lipper results should be compared to fund performance at net asset value.

* Index inception date was 12/31/79.

† Over the 6-month and 1-, 3-, 5-, 10-year, and life-of-fund periods ended 3/31/07, there were 248, 241, 233, 217, 137, and 10 funds, respectively, in this Lipper category.

Fund price and distribution information

For the six-month period ended 3/31/07

Distributions*	Class A		Class B	Class C	Class M

Number	6		6	6	6

Income[1]	$0.181987		$0.154195	$0.145848	$0.169739

Capital gains[2]	—		—	—	—

Total	$0.181987		$0.154195	$0.145848	$0.169739

Share value:	NAV	POP	NAV	NAV	NAV	POP

9/30/06	$8.79	$9.13	$8.79	$8.80	$8.81	$9.11

3/31/07	8.75	9.09	8.75	8.76	8.77	9.06

Current yield (end of period)

Current dividend rate[3]	4.16%	4.01%	3.57%	3.19%	3.90%	3.78%

Taxable equivalent[4]	6.40	6.17	5.49	4.91	6.00	5.82

Current 30-day SEC yield[5]	3.39	3.27	2.75	2.60	3.10	3.00

Taxable equivalent[4]	5.22	5.03	4.23	4.00	4.77	4.62

* Dividend sources are estimated and may vary based on final tax calculations after the fund’s fiscal year-end.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

4 Assumes maximum 35% federal tax rate for 2007. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income, calculated using SEC guidelines.

Fund’s annual operating expenses

For the fiscal year ended 9/30/06

	Class A	Class B	Class C	Class M

Total annual fund operating expenses	0.79%	1.44%	1.59%	1.09%

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Tax Exempt Income Fund from October 1, 2006, to March 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M

Expenses paid per $1,000*	$ 3.97	$ 7.23	$ 7.98	$ 5.48

Ending value (after expenses)	$1,016.30	$1,013.10	$1,012.10	$1,014.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended March 31, 2007, use the calculation method below. To find the value of your investment on October 1, 2006, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 10/01/2006 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M

Expenses paid per $1,000*	$ 3.98	$ 7.24	$ 8.00	$ 5.49

Ending value (after expenses)	$1,020.99	$1,017.75	$1,017.00	$1,019.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M

Your fund’s annualized expense ratio	0.79%	1.44%	1.59%	1.09%

Average annualized expense ratio for Lipper peer group*	0.85%	1.50%	1.65%	1.15%

* Simple average of the expenses of all front-end load funds in the fund’s Lipper peer group, calculated in accordance with Lipper’s standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund’s expenses for its most recent fiscal year available to Lipper as of 3/31/07. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund’s expenses to the simple average, which typically is higher than the asset-weighted average.

Your fund’s
portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons

Percentage of holdings that change every year

	2006	2005	2004	2003	2002

Putnam Tax Exempt Income Fund	12%	13%	33%	24%	18%

Lipper General Municipal Debt
Funds category average	38%	34%	49%	45%	51%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on September 30. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2006 is based on information available as of 12/31/06.

Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar® Risk

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of March 31, 2007. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2007 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Tax Exempt Fixed-Income Team. Thalia Meehan is the Portfolio Leader, and Paul Drury, Brad Libby, and Susan McCormack are Portfolio Members of your fund. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Tax Exempt Fixed-Income Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of March 31, 2007, and March 31, 2006.

N/A indicates the individual was not a Portfolio Leader or Portfolio Member as of 3/31/06.

Trustee and Putnam employee fund ownership

As of March 31, 2007, all of the Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$ 92,000	$ 98,000,000

Putnam employees	$497,000	$458,000,000

Fund manager compensation

The total 2006 fund manager compensation that is attributable to your fund is approximately $370,000. This amount includes a portion of 2006 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2006 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund’s broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2006, the calculation reflects annualized 2006 compensation or an estimate of 2007 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

Thalia Meehan is the Portfolio Leader, and Paul Drury, Brad Libby, and Susan McCormack are Portfolio Members, of Putnam’s open-end tax-exempt funds for the following states: Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania. The same group also manages Putnam AMT-Free Insured Municipal Fund, Putnam Investment Grade Municipal Trust, Putnam Municipal Bond Fund, Putnam Municipal Opportunities Trust, and Putnam New York Investment Grade Municipal Trust.

Paul Drury is the Portfolio Leader, and Brad Libby, Susan McCormack, and Thalia Meehan are Portfolio Members, of Putnam High Yield Municipal Trust, Putnam Managed Municipal Income Trust, Putnam Tax-Free Health Care Fund, and Putnam Tax-Free High Yield Fund.

Thalia Meehan, Paul Drury, Brad Libby, and Susan McCormack may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

During the year ended March 31, 2007, Brad Libby became a Portfolio Member, and Thalia Meehan became a Portfolio Member and then Portfolio Leader, of your fund. These changes followed the departure of Portfolio Leaders David Hamlin and James St. John from your fund’s management team.

Putnam fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in all Putnam mutual funds (in dollar ranges). Information shown is as of March 31, 2007, and March 31, 2006.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Philippe Bibi	2007							•

Chief Technology Officer	2006							•

Joshua Brooks	2007							•

Deputy Head of Investments	2006							•

William Connolly	2007							•

Head of Retail Management	2006							•

Kevin Cronin	2007							•

Head of Investments	2006							•

Charles Haldeman, Jr.	2007							•

President and CEO	2006							•

Amrit Kanwal	2007						•

Chief Financial Officer	2006					•

Steven Krichmar	2007							•

Chief of Operations	2006						•

Francis McNamara, III	2007							•

General Counsel	2006							•

Jeffrey Peters	2007							•

Head of International Business	N/A

Richard Robie, III	2007						•

Chief Administrative Officer	2006						•

Edward Shadek	2007							•

Deputy Head of Investments	2006							•

Sandra Whiston	2007							•

Head of Institutional Management	2006						•

N/A indicates the individual was not a member of Putnam’s Executive Board as of 3/31/06.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 3.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Lehman Intermediate Government Bond Index is an unmanaged index of U.S. Treasury and agency securities with maturities between 1 and 10 years.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Russell 2000 Growth Index is an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

S&P Utilities Index is an unmanaged index of common stocks issued by utility companies.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of
management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2006, the Contract Committee met four times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2006.

This approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry —that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 66th percentile in management fees and in the 38th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2005 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2007. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception. In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to implement an additional expense limitation for certain funds for the twelve months beginning January 1, 2007 equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper based on the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the Lipper custom peer group data for the period ended December 31, 2006. This additional expense limitation will not be applied to your fund.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, including a study of potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis. Because many of the costs incurred by Putnam Management in managing the funds are not readily identifiable to particular funds, the Trustees observed that the methodology for allocating costs is an important factor in evaluating Putnam Management’s costs and profitability, both as to the Putnam funds in the aggregate and as to individual funds. The Trustees reviewed Putnam Management’s cost allocation methodology with the assistance of independent consultants and concluded that this methodology was reasonable and well-considered.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committees of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper General Municipal Debt Funds) (compared using tax-adjusted performance to recognize the different federal income tax treatment for capital gains distributions and exempt-interest distributions) for the one-, three- and five-year periods ended March 31, 2006 (the first percentile being the best performing funds and the 100th percentile being the worst performing funds):

One-year period	Three-year period	Five-year period

48th	22nd	44th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2006, there were 256, 249, and 220 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future performance.)

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper General Municipal Debt Funds category for the one-, five- and ten-year periods ended March 31, 2007, were 57%, 47%, and 48%, respectively. Over the one-, five- and ten-year periods ended March 31, 2007, the fund ranked 137th out of 241, 101st out of 217, and 65th out of 137 funds, respectively. Unlike the information above, these rankings reflect performance before taxes. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Approval of new management contracts in connection with pending change in control

As discussed in the “Message from the Trustees” at the beginning of this shareholder report, on February 1, 2007, Marsh & McLennan Companies, Inc. announced that it had signed a definitive agreement to sell its ownership interest in Putnam Investments Trust, the parent company of Putnam Management and its affiliates, to Great-West Lifeco Inc., a member of the Power Financial Corporation group of companies. This transaction is subject to regulatory approvals and other conditions, including the approval of new management contracts by shareholders of a substantial number of Putnam funds at shareholder meetings scheduled for May 15, 2007. The transaction is currently expected to be completed by the middle of 2007.

At an in-person meeting on February 8–9, 2007, the Trustees considered the approval of new management contracts for each Putnam fund proposed to become effective upon the closing of the transaction, and the filing of a preliminary proxy statement. At an in-person meeting on March 8–9, 2007, the Trustees considered the approval of the final forms of the proposed new management contracts for each Putnam fund and the proxy statement. They reviewed the terms of the proposed new management contracts and the differences between the proposed new management contracts and the current management contracts. They noted that the terms of the proposed new management contracts were substantially identical to the current management contracts, except for certain changes developed at the initiative of the Trustees and designed largely to address inconsistencies among various of the existing contracts, which had been developed and implemented at different times in the past. In considering the approval of the proposed new management contracts, the Trustees also considered, as discussed further in the proxy statement, various matters relating to the transaction. Finally, in considering the proposed new management contracts, the Trustees also took into account their deliberations and conclusions (discussed above in the preceding paragraphs of the “Trustee Approval of Management Contract” section) in connection with the most recent annual approval of the continuance of the Putnam funds’ management contracts effective July 1, 2006, and the extensive materials that they had reviewed in connection with that approval process. Based upon the foregoing considerations, on March 9, 2007, the Trustees, including all of the Independent Trustees, unanimously approved the proposed new management contracts and determined to recommend their approval to the shareholders of the Putnam funds.

Other information
for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 3/31/07 (Unaudited)

Key to abbreviations
AMBAC AMBAC Indemnity Corporation	FSA Financial Security Assurance
CIFG CIFG Assurance North America, Inc.	GNMA Coll. Government National Mortgage
COP Certificate of Participation	Association Collateralized
FGIC Financial Guaranty Insurance Company	G.O. Bonds General Obligation Bonds
FHA Insd. Federal Housing Administration Insured	MBIA MBIA Insurance Company
FHLMC Coll. Federal Home Loan Mortgage	PSFG Permanent School Fund Guaranteed
Corporation Collateralized	Radian Insd. Radian Group Insured
FNMA Coll. Federal National Mortgage	U.S. Govt. Coll. U.S. Government Collateralized
Association Collateralized	VRDN Variable Rate Demand Notes
FRN Floating Rate Notes	XLCA XL Capital Assurance

MUNICIPAL BONDS AND NOTES (98.2%)*

	Rating**	Principal amount	Value

Alabama (0.6%)
AL Hsg. Fin. Auth. Rev. Bonds (Single
Fam. Mtge.)
Ser. A-1, GNMA Coll., FNMA Coll.,
6.05s, 4/1/17	Aaa	$1,430,000	$1,462,661
Ser. F, GNMA Coll., FNMA Coll., FHLMC
Coll., 5 1/2s, 10/1/37	Aaa	3,000,000	3,162,030
Ser. G, GNMA Coll., FNMA Coll., FHLMC
Coll., 5 1/2s, 10/1/37	Aaa	3,000,000	3,165,660
U. of AL Rev. Bonds (Hosp. Birmingham),
Ser. A, AMBAC, 5s, 9/1/14	Aaa	500,000	533,635
			8,323,986

Alaska (0.2%)
AK State Hsg. Fin. Corp. Rev. Bonds,
Ser. A, 4.4s, 12/1/31	Aaa	2,450,000	2,473,618

Arizona (1.8%)
Casa Grande, Indl. Dev. Auth. Rev. Bonds
(Casa Grande Regl. Med. Ctr.), Ser. A,
7 5/8s, 12/1/29	B+/P	3,250,000	3,602,398
Cochise Cnty., Indl. Dev. Auth. Rev. Bonds
(Sierra Vista Regl. Hlth. Ctr.), Ser. A,
6.2s, 12/1/21	BB+/P	5,915,000	6,341,294
Mesa, Util. Syst. Rev. Bonds, FGIC
7 1/4s, 7/1/12 (Prerefunded)	Aaa	6,365,000	7,448,705
7 1/4s, 7/1/12	Aaa	3,635,000	4,253,895

MUNICIPAL BONDS AND NOTES (98.2%)* continued

	Rating**	Principal amount	Value

Arizona continued
Queen Creek, Special Assmt. Bonds (Dist.
No. 001), 5s, 1/1/26	Baa2	$725,000	$741,588
Scottsdale, Indl. Dev. Auth. Hosp. Rev.
Bonds (Scottsdale Hlth. Care), 5.8s,
12/1/31 (Prerefunded)	A3	1,500,000	1,639,485
			24,027,365

Arkansas (0.5%)
AR State Hosp. Dev. Fin. Auth. Rev. Bonds
(Washington Regl. Med. Ctr.), 7 3/8s,
2/1/29 (Prerefunded)	Baa2	3,900,000	4,281,927
Fayetteville, Sales & Use Tax Cap. Impt.
Rev. Bonds, Ser. A, FSA, 4s, 11/1/21	Aaa	250,000	249,993
Springdale, Sales & Use Tax Rev. Bonds,
FSA, 4.05s, 7/1/26	Aaa	1,500,000	1,490,025
			6,021,945

California (6.2%)
Azusa, Cmnty. Fac. Dist. Special Tax Bonds
(No. 05-1), Ser. 05-1, Class 1, 5s, 9/1/27	BB–/P	445,000	450,385
5s, 9/1/21	BB–/P	1,000,000	1,013,730
CA Infrastructure & Econ. Dev. Bank Rev.
Bonds (Science Ctr. Phase II), Ser. B,
FGIC, 5s, 5/1/23	AAA	640,000	683,264
CA State G.O. Bonds
MBIA, 5 3/4s, 12/1/11	Aaa	225,000	242,150
MBIA, 5 1/4s, 10/1/13	AAA	1,125,000	1,228,196
5 1/8s, 4/1/23	A1	3,000,000	3,174,060
5.1s, 2/1/34	A+	3,000,000	3,054,180
5s, 11/1/30 (Prerefunded)	A1	65,000	67,142
5s, 2/1/29 (Prerefunded)	A1	265,000	274,275
5s, 2/1/29 (Prerefunded)	A1	50,000	52,078
CA State Dept. of Wtr. Resources Rev. Bonds,
Ser. A
6s, 5/1/15 (Prerefunded)	Aaa	14,500,000	16,243,045
AMBAC, 5 1/2s, 5/1/15	Aaa	22,150,000	24,162,549
AMBAC, 5 1/2s, 5/1/13	Aaa	1,500,000	1,639,815
5 1/2s, 5/1/11	A1	500,000	535,300
CA State Econ. Recvy. G.O. Bonds, Ser. A,
5s, 7/1/16	AA+	6,000,000	6,303,240
CA Statewide Cmntys., Dev. Auth. Rev. Bonds
(Huntington Memorial Hosp.), 5s, 7/1/21	A+	1,750,000	1,844,080
CA Statewide Cmntys., Dev. Auth. Apt.
Mandatory Put Bonds (Irvine Apt. Cmntys.),
Ser. A-3, 5.1s, 5/17/10	BBB+	875,000	899,815
Chula Vista, Indl. Dev. Rev. Bonds (San Diego
Gas), Ser. B, 5s, 12/1/27	A1	200,000	208,554
Garvey, School Dist. G.O. Bonds (Election
of 2004), FSA, zero %, 8/1/26	Aaa	545,000	230,192

MUNICIPAL BONDS AND NOTES (98.2%)* continued

	Rating**	Principal amount	Value

California continued
Golden State Tobacco Securitization Corp.
Rev. Bonds
Ser. B, FHLMC Coll., 5 5/8s, 6/1/38
(Prerefunded)	Aaa	$1,500,000	$1,657,635
(Tobacco Settlement), Ser. B, AMBAC,
FHLMC Coll., FNMA Coll., 5s, 6/1/38
(Prerefunded)	Aaa	530,000	567,609
Ser. 03 A-1, 5s, 6/1/21 (Prerefunded)	AAA	2,220,000	2,227,037
Ser. A-1, 4 1/2s, 6/1/27	BBB	6,190,000	6,045,278
Ontario, COP (Wtr. Syst. Impt.), MBIA,
5s, 7/1/29	Aaa	500,000	523,515
Rancho Mirage, JT Powers Fin. Auth. Rev.
Bonds (Eisenhower Med. Ctr.), 5 7/8s, 7/1/26	A3	1,700,000	1,878,330
Rancho Santiago, Cmnty. Coll. Dist.
G.O. Bonds, FSA, 5s, 9/1/14	Aaa	1,000,000	1,083,530
San Bernardino, City U. School Dist.
G.O. Bonds, Ser. A, FSA, 5s, 8/1/28	Aaa	5,005,000	5,279,474
			81,568,458

Colorado (0.4%)
CO Hlth. Fac. Auth. Rev. Bonds
(Evangelical Lutheran)
5 1/4s, 6/1/22	A3	1,000,000	1,065,000
5 1/4s, 6/1/19	A3	630,000	674,875
CO Springs, Hosp. Rev. Bonds
6 3/8s, 12/15/30	A3	1,890,000	2,057,681
6 3/8s, 12/15/30 (Prerefunded)	A3	1,860,000	2,047,246
			5,844,802

Connecticut (1.0%)
CT State Dev. Auth. Rev. Bonds (Mystic
Marine Life Aquarium), Ser. A, 4 5/8s, 5/1/37	Aa3	2,500,000	2,450,175
CT State Dev. Auth. Poll. Control Rev.
Bonds (Western MA), Ser. A, 5.85s, 9/1/28	Baa2	3,000,000	3,137,040
Mashantucket, Western Pequot Tribe 144A
Rev. Bonds, Ser. A, 6.4s, 9/1/11 (Prerefunded)	Aaa	7,435,000	7,571,432
			13,158,647

Delaware (—%)
GMAC Muni. Mtge. Trust 144A sub. notes,
Ser. A1-2, 4.9s, 10/31/39	A3	500,000	515,940

District of Columbia (0.6%)
DC G.O. Bonds, Ser. A, FSA, 5s, 6/1/26	Aaa	5,005,000	5,278,874
DC Tobacco Settlement Fin. Corp. Rev. Bonds,
6 1/4s, 5/15/24	BBB	240,000	255,737
DC Wtr. & Swr. Auth. Pub. Util. Rev. Bonds,
FGIC, 5s, 10/1/33	Aaa	1,000,000	1,043,310

MUNICIPAL BONDS AND NOTES (98.2%)* continued

	Rating**	Principal amount	Value

District of Columbia continued
District of Columbia G.O. Bonds,
Ser. A, MBIA
5s, 6/1/15	Aaa	$340,000	$347,973
5s, 6/1/15 (Prerefunded)	Aaa	170,000	174,299
			7,100,193

Florida (12.4%)
Aberdeen Cmnty., Dev. Dist. Special Assmt.
Bonds, 5 1/2s, 5/1/36	BB–/P	550,000	561,924
Alachua Cnty., Hlth. Fac. Auth. VRDN
(Shands Teaching Hosp.), Ser. A, 3.8s, 12/1/12	VMIG1	1,000,000	1,000,000
CFM Cmnty. Dev. Dist. Rev. Bonds, Ser. B,
5 7/8s, 5/1/14	BB–/P	750,000	769,313
Clearwater Cay, Cmnty. Dev. Dist. Special
Assmt. Bonds, Ser. A, 5 1/2s, 5/1/37	BB–/P	2,100,000	2,133,642
Connerton West, Cmnty. Dev. Dist. Rev.
Bonds, Ser. B, 5 1/8s, 5/1/16	BB–/P	650,000	654,901
Deltona, Util. Syst. Rev. Bonds, MBIA,
5 1/4s, 10/1/16	Aaa	2,050,000	2,223,266
Escambia Cnty., Hlth. Fac. Auth. Rev. Bonds
(Ascension Hlth. Credit), Ser. A-1,
AMBAC, U.S. Govt. Coll., 5 3/4s,
11/15/29 (Prerefunded)	Aaa	2,750,000	2,912,690
(Baptist Hosp. & Baptist Manor),
5 1/8s, 10/1/19	Baa1	1,500,000	1,528,710
Fishhawk, Cmnty. Dev. Dist. II Rev. Bonds,
Ser. B, 5s, 11/1/07	BB/P	30,000	30,019
FL Hsg. Fin. Corp. Rev. Bonds
(Home Owner Mtge.), Ser. 7, FSA,
6s, 1/1/21	Aaa	880,000	891,449
Ser. G, 5 3/4s, 1/1/37	Aa1	750,000	802,605
(Noah’s Landing Apts.), Ser. H-1, FSA,
5 3/8s, 12/1/41	Aaa	1,710,000	1,758,393
Ser. 3, 5s, 1/1/36	Aa1	2,815,000	2,900,351
(Home Owner Mtge.), Ser. 1, GNMA Coll.,
FNMA Coll., FHLMC Coll., 5s, 1/1/36	Aa1	1,925,000	1,976,051
(Home Owner Mtge.), Ser. 1, GNMA Coll.,
FNMA Coll., FHLMC Coll., 4.3s, 7/1/15	Aa1	350,000	352,146
(Home Owner Mtge.), Ser. 1, GNMA Coll.,
FNMA Coll., FHLMC Coll., 4.2s, 7/1/14	Aa1	345,000	345,193
(Home Owner Mtge.), Ser. 1, GNMA Coll.,
FNMA Coll., FHLMC Coll., 4.1s, 7/1/13	Aa1	305,000	303,820
(Home Owner Mtge.), Ser. 1, GNMA Coll.,
FNMA Coll., FHLMC Coll., 4.1s, 1/1/13	Aa1	250,000	249,103
(Home Owner Mtge.), Ser. 1, GNMA Coll.,
FNMA Coll., FHLMC Coll., 4s, 7/1/12	Aa1	200,000	198,868
(Home Owner Mtge.), Ser. 1, GNMA Coll.,
FNMA Coll., FHLMC Coll., 3.7s, 1/1/10	Aa1	185,000	183,183
(Home Owner Mtge.), Ser. 1, GNMA Coll.,
FNMA Coll., FHLMC Coll., 3 1/2s, 1/1/09	Aa1	150,000	148,949

MUNICIPAL BONDS AND NOTES (98.2%)* continued

	Rating**	Principal amount	Value

Florida continued
FL State Board of Ed. Pub. Ed. G.O. Bonds,
Ser. D, 5s, 6/1/19	Aa1	$2,205,000	$2,348,942
FL State Mid-Bay Bridge Auth. Rev. Bonds,
Ser. A, 6.05s, 10/1/22	BBB/P	2,000,000	2,072,200
Flagler Cnty., School Board COP, Ser. A,
FSA, 5s, 8/1/19	Aaa	500,000	531,805
Fleming Island, Plantation Cmnty. Dev. Dist.
Special Assmt. Bonds, Ser. B, 7 3/8s, 5/1/31	BB/P	750,000	798,435
Gateway Svcs. Cmnty., Dev. Dist. Special
Assmt. Bonds (Stoneybrook), 5 1/2s, 7/1/08	BB/P	55,000	55,250
Halifax, Hosp. Med. Ctr. Rev. Bonds, Ser. A
U.S. Govt. Coll., 7 1/4s, 10/1/29
(Prerefunded)	AAA	7,030,000	7,966,607
5 1/4s, 6/1/20	BBB+	1,000,000	1,054,190
Hernando Cnty., Rev. Bonds (Criminal
Justice Complex Fin.), FGIC, 7.65s, 7/1/16	Aaa	18,500,000	23,921,795
Highlands Cnty., Hlth. Fac. Auth. Rev. Bonds
(Adventist Hlth.), Ser. A, 5s, 11/15/23	A+	200,000	209,540
Hillsborough Cnty., Cmnty. Investment Tax
Rev. Bonds, AMBAC, 5s, 5/1/24	Aaa	1,250,000	1,320,913
Islands at Doral III, Cmnty. Dev. Dist. Special
Assmt. Bonds, Ser. 04-A, 5.9s, 5/1/35	BB/P	495,000	514,132
Jea, Wtr. & Swr. Syst. Rev. Bonds, Ser. A,
FGIC, 5s, 10/1/21	Aaa	1,000,000	1,054,340
Kissimmee, Util. Auth. Rev. Bonds, FSA,
5 1/4s, 10/1/18	Aaa	2,270,000	2,453,711
Lee Cnty., Rev. Bonds, XLCA, 5s, 10/1/23	Aaa	2,575,000	2,747,345
Lee Cnty., Indl. Dev. Auth. Hlth. Care
Fac. Rev. Bonds
(Cypress Cove Hlth. Pk.), Ser. A,
6 3/8s, 10/1/25	BB–/P	1,500,000	1,536,945
(Shell Point Village), Ser. A, 5 1/2s,
11/15/29 (Prerefunded)	BBB–	4,900,000	5,165,923
Leesburg, Cap. Impt. Rev. Bonds, FGIC,
5 1/4s, 10/1/27	Aaa	1,600,000	1,733,744
Martin Cnty., Util. Syst. Rev. Bonds, AMBAC
5 1/4s, 10/1/20	Aaa	1,305,000	1,407,508
5 1/4s, 10/1/19	Aaa	1,240,000	1,338,134
Miami Beach, Hlth. Fac. Auth. Hosp. Rev.
Bonds (Mount Sinai Med. Ctr.), Ser. A
6.8s, 11/15/31	Ba1	500,000	551,695
6.7s, 11/15/19	Ba1	3,700,000	4,075,402
Miami-Dade Cnty., Expressway Auth. Toll
Syst. Rev. Bonds, Ser. B, FGIC, 5 1/4s, 7/1/26	Aaa	3,000,000	3,245,310
Miami-Dade Cnty., School Board COP,
Ser. D, FGIC, 5s, 8/1/29	AAA	4,225,000	4,403,633
North Broward, Hosp. Dist. Rev. Bonds
6s, 1/15/31 (Prerefunded)	A2	2,340,000	2,544,142
6s, 1/15/31	A2	235,000	252,404

MUNICIPAL BONDS AND NOTES (98.2%)* continued

	Rating**	Principal amount	Value

Florida continued
Oakstead, Cmnty. Dev. Dist. Cap. Impt.
Rev. Bonds, Ser. A, U.S. Govt. Coll.,
7.2s, 5/1/32 (Prerefunded)	AAA	$2,170,000	$2,368,230
Okeechobee Cnty., Solid Waste Mandatory
Put Bonds (Waste Mgt./Landfill), Ser. A,
4.2s, 7/1/09	BBB	750,000	748,530
Old Palm, Cmnty. Dev. Dist. Special Assmt.
Bonds (Palm Beach Gardens), Ser. A,
5.9s, 5/1/35	BB/P	495,000	517,968
Orange Cnty., Hlth. Fac. Auth. Rev. Bonds
(Orlando Regl. Hlth. Care)
Ser. A, MBIA, 6 1/4s, 10/1/18	Aaa	3,000,000	3,581,400
U.S. Govt. Coll., 5 3/4s, 12/1/32
(Prerefunded)	A2	2,000,000	2,210,700
Orange Cnty., School Board COP, Ser. A,
MBIA, 5 3/8s, 8/1/22 (Prerefunded)	Aaa	3,335,000	3,387,059
Osceola Cnty., Indl. Dev. Auth. Rev. Bonds
(Cmnty. Provider Pooled Loan Program),
Ser. A, FSA, 7 3/4s, 7/1/10	Aaa	265,000	265,321
Osceola Cnty., Trans. Rev. Bonds
(Osceola Parkway), MBIA, 5s, 4/1/20	Aaa	5,700,000	6,041,088
Palm Coast Pk. Cmnty. Dev. Dist. Special
Assmt. Bonds, 5.7s, 5/1/37	BB–/P	300,000	306,582
Palm Coast, Util. Syst. Rev. Bonds, MBIA
5s, 10/1/24	AAA	1,000,000	1,053,750
5s, 10/1/23	Aaa	1,000,000	1,052,590
Pasco Cnty., School Board COP, Ser. A,
AMBAC, 5s, 8/1/24	Aaa	2,235,000	2,353,813
Port Everglades, Port. Auth. Rev. Bonds,
U.S. Govt. Coll., 7 1/8s, 11/1/16 (Prerefunded)	Aaa	7,230,000	8,375,304
Seminole Cnty., School Board COP,
Ser. B, FSA
5s, 7/1/18	Aaa	2,425,000	2,565,868
5s, 7/1/17	Aaa	2,160,000	2,291,609
South Bay, Cmnty. Dev. Dist. Rev. Bonds,
Ser. B-2, 5 3/8s, 5/1/13	BB–/P	750,000	756,885
South Miami, Hlth. Fac. Auth. Rev. Bonds
(Baptist Hlth.), 5 1/4s, 11/15/33	Aa3	2,000,000	2,091,620
South Village, Cmnty. Dev. Dist. Rev. Bonds,
Ser. A, 5.7s, 5/1/35	BB–/P	490,000	501,064
St. Lucie Cnty., School Board COP, Ser. A,
FSA, 5s, 7/1/23	Aaa	4,300,000	4,529,061
Sumter Cnty., School Dist. Rev. Bonds
(Multi-Dist. Loan Program), FSA,
7.15s, 11/1/15	Aaa	4,800,000	5,967,168
Sunrise, Util. Syst. Rev. Bonds, AMBAC,
5.2s, 10/1/22	Aaa	5,995,000	6,640,901
Sunshine State Governmental Fin. Comm.
VRDN, AMBAC, 3.8s, 7/1/16	VMIG1	800,000	800,000

MUNICIPAL BONDS AND NOTES (98.2%)* continued

	Rating**	Principal amount	Value

Florida continued
Tampa Bay, Cmnty. Dev. Dist. Special Assmt.
Bonds (New Port), Ser. A, 5 7/8s, 5/1/38	BB–/P	$325,000	$335,709
Tampa, Hosp. Rev. Bonds (H. Lee Moffit
Cancer & Research Inst.), Ser. A, 5 3/4s, 7/1/29	A	2,500,000	2,588,900
Tampa, Util. Tax & Special Rev. Bonds,
AMBAC, 6s, 10/1/07	Aaa	2,500,000	2,528,850
Tern Bay, Cmnty. Dev. Dist. Special Assmt.
Bonds, Ser. A, 5 3/8s, 5/1/37	BB–/P	400,000	406,212
Tolomato, Cmnty. Dev. Dist. Special Assmt.
Bonds, 5.4s, 5/1/37	BB–/P	100,000	101,432
U. Central FL Assn., Inc. COP, Ser. A,
FGIC, 5 1/4s, 10/1/34	Aaa	500,000	537,435
Verandah, West Cmnty. Dev. Dist. Rev. Bonds
(Cap. Impt.), Ser. A, 6 5/8s, 5/1/33	BBB–/P	945,000	1,015,478
Waterlefe, Cmnty., Dev. Dist. Rev. Bonds
(Cap. Impt.), Ser. B, 6 1/4s, 5/1/10	BB+/P	330,000	334,571
Wentworth Estates, Cmnty. Dev. Dist.
Special Assmt. Bonds, Ser. B, 5 1/8s, 11/1/12	BB–/P	200,000	200,424
West Palm Beach Cmnty., Redev. Agcy. Tax
Alloc. (Northwood-Pleasant Cmnty.),
5s, 3/1/29	A	375,000	388,901
			162,073,044

Georgia (3.1%)
Atlanta, Arpt. Rev. Bonds, Ser. A, FGIC,
5.6s, 1/1/30 (Prerefunded)	Aaa	1,000,000	1,060,240
Atlanta, Wtr. & Waste Wtr. VRDN, Ser. B,
FSA, 3.67s, 11/1/38	VMIG1	1,390,000	1,390,000
GA Muni. Elec. Pwr. Auth. Rev. Bonds
Ser. B, FGIC, 8 1/4s, 1/1/11	Aaa	10,000,000	11,556,400
Ser. 05-Y, AMBAC, 6.4s, 1/1/13	Aaa	20,280,000	22,414,876
Ser. 05-Y, AMBAC, 6.4s, 1/1/13
(Prerefunded)	Aaa	220,000	241,127
Ser. Y, AMBAC, U.S. Govt. Coll., 6.4s,
1/1/13 (Prerefunded)	Aaa	1,200,000	1,325,160
Richmond Cnty., Dev. Auth. Rev. Bonds
(Amt.-Intl. Paper Co.), Ser. A, 6 1/4s, 2/1/25	BBB	1,950,000	2,061,033
			40,048,836

Idaho (—%)
Madison Cnty., Hosp. COP, 5 1/8s, 9/1/13	BBB–	250,000	263,583

Illinois (1.6%)
Cook Cnty., G.O. Bonds, Ser. B, MBIA,
5s, 11/15/29	Aaa	1,250,000	1,317,038
IL Edl. Fac. Auth. Rev. Bonds (Northwestern U.),
5s, 12/1/33	Aaa	2,250,000	2,346,840
IL Fin. Auth. Rev. Bonds (Newman Foundation),
Radian Insd., 5s, 2/1/32	AA	3,000,000	3,098,610

MUNICIPAL BONDS AND NOTES (98.2%)* continued

	Rating**	Principal amount	Value

Illinois continued
IL State G.O. Bonds, FSA, 5 3/8s, 10/1/12	Aaa	$1,650,000	$1,787,907
IL State Toll Hwy. Auth. Rev. Bonds, Ser. A-1,
FSA, 5s, 1/1/22	Aaa	11,000,000	11,771,980
			20,322,375

Indiana (0.6%)
Anderson, Econ. Dev. Rev. Bonds
(Anderson U.), 5s, 10/1/24	BBB–	965,000	985,555
Brownsburg, 1999 School Bldg. Corp. Rev.
Bonds (First Mtge.), Ser. B, FSA, 5s, 7/15/21	AAA	1,500,000	1,599,315
IN State Dev. Fin. Auth. Env. Impt. Rev. Bonds
(USX Corp.), 5.6s, 12/1/32	Baa1	4,150,000	4,303,633
IN U. Rev. Bonds (IN U. Fac.), AMBAC,
5 1/4s, 11/15/23	Aaa	700,000	756,441
Indianapolis, Local Pub. Impt. Board Rev.
Bonds, Ser. D, FGIC, 5s, 1/1/13	Aaa	645,000	685,235
			8,330,179

Iowa (1.2%)
IA Fin. Auth. Rev. Bonds (Single Fam. Mtge.),
Ser. D, GNMA Coll., FNMA Coll., 5s, 1/1/36	Aaa	3,325,000	3,412,780
IA Fin. Auth. Hlth. Care Fac. Rev. Bonds
(Care Initiatives)
9 1/4s, 7/1/25 (Prerefunded)	AAA	6,685,000	8,178,964
9.15s, 7/1/09 (Prerefunded)	AAA	50,000	53,317
Tobacco Settlement Auth. of IA Rev. Bonds
Ser. C, 5 3/8s, 6/1/38	BBB	750,000	773,670
Ser. B, zero %, 6/1/34	BBB	2,500,000	2,549,100
			14,967,831

Kansas (0.2%)
Lawrence, Hosp. Rev. Bonds, 5 1/8s, 7/1/26	A3	1,000,000	1,059,170
Salina, Hosp. Rev. Bonds (Salina Regl. Hlth.)
5s, 10/1/19	A1	750,000	793,973
5s, 10/1/15	A1	500,000	535,700
			2,388,843

Louisiana (0.8%)
Ernest N. Morial-New Orleans, Exhibit Hall
Auth. Special Tax, Ser. A, AMBAC,
5 1/4s, 7/15/20	Aaa	2,000,000	2,135,220
Ernest N. Morial-New Orleans, Exhibit Hall
Auth. Special Tax Bonds, Ser. A, AMBAC,
5 1/4s, 7/15/21	Aaa	500,000	532,950
LA Hsg. Fin. Mtge. Agcy. Rev. Bonds
(Single Fam. Home Ownership), Ser. A-2,
GNMA Coll., FNMA Coll., 5.8s, 6/1/36	Aaa	3,175,000	3,347,974

MUNICIPAL BONDS AND NOTES (98.2%)* continued

	Rating**	Principal amount	Value

Louisiana continued
LA Local Govt. Env. Fac. Cmnty. Dev. Auth.
Rev. Bonds (Cypress Apts.), Ser. A, GNMA
Coll., 5 1/2s, 4/20/38	Aaa	$2,000,000	$2,161,980
Tobacco Settlement Fin. Corp. Rev. Bonds,
Ser. 01-B, 5 1/2s, 5/15/30	BBB	2,500,000	2,636,750
			10,814,874

Maryland (0.7%)
Howard Cnty., Rev. Bonds, Ser. A, U.S.
Govt. Coll., 8s, 5/15/29 (Prerefunded)	AAA	5,000,000	5,737,900
MD State Hlth. & Higher Edl. Fac. Auth.
Rev. Bonds
(Medstar Hlth.), 5 3/4s, 8/15/14	A3	1,500,000	1,654,860
(Peninsula Regl. Med. Ctr.), 5s, 7/1/16	A2	1,200,000	1,294,764
			8,687,524

Massachusetts (4.9%)
MA Dev. Fin. Agcy. Rev. Bonds, Ser. A,
MBIA, 5 1/2s, 1/1/11	Aaa	1,500,000	1,592,910
MA State G.O. Bonds, Ser. B, 5s, 8/1/24
(Prerefunded)	Aa2	6,255,000	6,759,779
MA State Dev. Fin. Agcy. Higher Ed. Rev.
Bonds (Emerson College), Ser. A,
5s, 1/1/19	A–	690,000	737,700
MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Jordan Hosp.), Ser. E, 6 3/4s, 10/1/33	BBB–	2,200,000	2,418,724
(Winchester Hosp.), Ser. E, 6 3/4s, 7/1/30
(Prerefunded)	BBB+	2,000,000	2,177,720
(UMass Memorial), Ser. C, 6 5/8s, 7/1/32	Baa2	4,500,000	4,936,050
(Med. Ctr. of Central MA), AMBAC,
6.55s, 6/23/22	Aaa	5,950,000	6,116,303
(Partners Hlth. Care Syst.), Ser. C,
5 3/4s, 7/1/21	Aa2	5,000,000	5,404,600
(Caritas Christian Oblig. Group), Ser. A,
5 5/8s, 7/1/20	BBB	1,645,000	1,702,805
(Milton Hosp.), Ser. C, 5 1/2s, 7/1/16	BBB–	100,000	103,386
(New England Med. Ctr. Hosp.), Ser. H,
FGIC, 5s, 5/15/11	Aaa	1,000,000	1,046,820
(Worcester City Campus Corp.), Ser. F,
FGIC, 4 1/2s, 10/1/25	Aaa	600,000	605,076
MA State Port Auth. Rev. Bonds, 13s,
7/1/13 (Prerefunded)	AAA/P	5,215,000	6,773,086
MA State School Bldg. Auth. Dedicated Sales
Tax Rev. Bonds (Dedicated Sales Tax), Ser. A,
AMBAC, 4 3/4s, 8/15/32	Aaa	12,000,000	12,366,120
MA State Special Oblig. Dedicated Tax Rev.
Bonds, FGIC, FHLMC Coll., FNMA Coll.,
5 1/4s, 1/1/24 (Prerefunded)	Aaa	10,000,000	10,898,100
			63,639,179

MUNICIPAL BONDS AND NOTES (98.2%)* continued

	Rating**	Principal amount	Value

Michigan (1.6%)
Detroit, G.O. Bonds, Ser. A-1, AMBAC,
5 1/4s, 4/1/24	Aaa	$500,000	$530,280
Detroit, Swr. Disp. FRN, Ser. D, FSA,
4.191s, 7/1/32	Aaa	1,500,000	1,500,000
Detroit, Swr. Disp. VRDN, Ser. B, FSA,
3.78s, 7/1/33	VMIG1	3,000,000	3,000,000
Flint, Hosp. Bldg. Auth. Rev. Bonds
(Hurley Med. Ctr.), 6s, 7/1/20	Ba1	400,000	421,840
MI Muni. Board Auth. Rev. Bonds (State
Clean Wtr. Revolving Fund), 5s, 10/1/22	Aaa	3,450,000	3,706,128
MI State Hosp. Fin. Auth. Rev. Bonds
(Oakwood Hosp.), Ser. A, 5 3/4s, 4/1/32	A2	3,000,000	3,188,550
MI State Hsg. Dev. Auth. Rev. Bonds,
Ser. A, 3.9s, 6/1/30	AA+	2,400,000	2,393,208
MI State Hsg. Dev. Auth. Ltd. Oblig. Rev.
Bonds (Parkway Meadows), FSA, 4s, 10/15/10	Aaa	1,005,000	1,013,553
MI State Strategic Fund Solid Waste Disp.
Rev. Bonds (SD Warren Co.), Ser. C,
7 3/8s, 1/15/22	BB/P	5,000,000	5,067,900
			20,821,459

Minnesota (0.9%)
Cohasset, Poll. Control Rev. Bonds
(Allete, Inc.), 4.95s, 7/1/22	A	1,250,000	1,282,025
Martin Cnty., Hosp. Rev. Bonds (Fairmont
Cmnty. Hosp. Assn.), 6 5/8s, 9/1/22	BBB–/P	4,010,000	4,240,816
MN Agricultural & Econ. Dev. Board Rev.
Bonds (Evangelical Lutheran), 6s, 2/1/27	A3	875,000	945,866
MN State Higher Ed. Fac. Auth. VRDN
(St. Olaf College)
Ser. 5-M1, 3.79s, 10/1/32	VMIG1	2,300,000	2,300,000
Ser. 5-M2, 3.79s, 10/1/20	VMIG1	2,400,000	2,400,000
MN State Hsg. Fin. Agcy. Rev. Bonds
(Res. Hsg.), Ser. H, 4.3s, 1/1/13	Aa1	670,000	674,368
			11,843,075

Mississippi (0.3%)
MS Home Corp. Rev. Bonds (Single Fam. Mtge.)
Ser. G, GNMA Coll., FNMA Coll.,
6.7s, 11/1/29	Aaa	650,000	669,916
Ser. B-2, GNMA Coll., FNMA Coll.,
6.45s, 12/1/33	Aaa	2,415,000	2,491,604
Ser. B, GNMA Coll., FNMA Coll.,
5 1/2s, 6/1/36	Aaa	1,340,000	1,394,578
			4,556,098

MUNICIPAL BONDS AND NOTES (98.2%)* continued

	Rating**	Principal amount	Value

Missouri (2.9%)
Cape Girardeau Cnty., Indl. Dev. Auth.
Hlth. Care Fac. Rev. Bonds (St. Francis
Med. Ctr.), Ser. A
5 1/2s, 6/1/32	A+	$3,250,000	$3,458,845
5 1/2s, 6/1/27	A+	3,250,000	3,458,845
MO State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Washington U.), Ser. A, 5s, 2/15/33	Aaa	9,500,000	9,910,970
MO State Hlth. & Edl. Fac. Auth. Rev. Bonds
(BJC Hlth. Syst.)
5 1/4s, 5/15/32	Aa2	4,050,000	4,243,631
5 1/4s, 5/15/17	Aa2	1,000,000	1,067,720
MO State Hlth. & Edl. Fac. Auth. VRDN
(Cox Hlth. Syst.), AMBAC, 3.8s, 6/1/22	VMIG1	900,000	900,000
MO State Hsg. Dev. Comm. Mtge. Rev. Bonds
(Single Fam. Mtge.), Ser. D-2, GNMA Coll.,
FNMA Coll., 6 1/2s, 9/1/29	AAA	215,000	225,200
(Single Fam. Mtge.), Ser. B-2, GNMA Coll.,
FNMA Coll., 6.4s, 9/1/29	AAA	515,000	530,785
(Single Fam. Home Ownership Loan), Ser. B,
GNMA Coll., FNMA Coll., 5.8s, 9/1/35	AAA	2,285,000	2,433,434
(Single Fam. Homeowner Loan), Ser. C,
GNMA Coll., FNMA Coll., 5.6s, 9/1/35	AAA	910,000	959,823
MO State Hsg. Dev. Comm. Single Fam. Mtge.
Rev. Bonds (Home Ownership Loan), Ser. B,
GNMA Coll., FNMA Coll.
3.85s, 9/1/10	AAA	140,000	139,157
3.6s, 9/1/09	AAA	155,000	153,492
MO State Pub. Bldg. Board Rev. Bonds,
Ser. A, 5s, 10/15/19	Aa1	10,000,000	10,610,900
			38,092,802

Montana (0.1%)
MT Fin. Auth. Hosp. Fac. Rev. Bonds
(St. Peters Hosp.), 5s, 6/1/28	A3	1,810,000	1,889,043

Nevada (0.2%)
Clark Cnty., Local Impt. Dist. Special
Assmt. Bonds (No. 142), 6.1s, 8/1/18	BB–/P	1,745,000	1,803,109
Washoe Cnty., Arpt. Auth. Rev. Bonds, FSA,
5s, 7/1/11	Aaa	500,000	525,475
			2,328,584

New Hampshire (0.7%)
NH Higher Ed. & Hlth. Fac. Auth. Rev.
Bonds (Lakes Region Hosp. Assn.), 6 1/4s,
1/1/18 (Prerefunded)	BBB–/P	2,600,000	2,699,658
NH Higher Edl. & Hlth. Fac. Auth. Rev.
Bonds (Lakes Region Hosp. Assn.), 5 3/4s,
1/1/08 (Prerefunded)	BBB–/P	375,000	380,715

MUNICIPAL BONDS AND NOTES (98.2%)* continued

	Rating**	Principal amount	Value

New Hampshire continued
NH Hlth. & Ed. Fac. Auth. Rev. Bonds
(Hlth. Care Syst.-Covenant Hlth.),
6 1/8s, 7/1/31	A	$4,000,000	$4,340,720
NH State Hsg. Fin. Auth. Single Family
Rev. Bonds (Mtge. Acquisition), Ser. C,
5.85s, 1/1/35	Aa2	1,845,000	1,931,900
			9,352,993

New Jersey (4.6%)
Middlesex Cnty., Impt. Auth. Lease Rev. Bonds
(Perth Amboy Muni. Complex), FGIC,
5s, 3/15/31	Aaa	3,500,000	3,670,310
NJ Econ. Dev. Auth. Rev. Bonds
(Cedar Crest Village, Inc.), Ser. A,
7 1/4s, 11/15/31 (Prerefunded)	AAA/P	2,150,000	2,479,165
(Cigarette Tax), 5 1/2s, 6/15/24	Baa2	7,300,000	7,644,779
(Motor Vehicle), Ser. A, MBIA, 5s, 7/1/27	Aaa	8,000,000	8,493,040
NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
(Trinitas Hosp. Oblig. Group), 7 1/2s, 7/1/30	Baa3	1,400,000	1,534,246
(South Jersey Hosp.), 6s, 7/1/12	Baa1	5,000,000	5,270,650
(Atlantic City Med. Ctr.), 5 3/4s, 7/1/25	A2	500,000	530,535
NJ State Rev. Bonds (Trans. Syst.),
Ser. C, AMBAC, zero %, 12/15/24	Aaa	17,860,000	8,382,770
NJ State Trans. Trust Fund Auth. Rev. Bonds
(Trans. Syst.)
Ser. B, MBIA, 6 1/2s, 6/15/10	Aaa	6,250,000	6,784,500
Ser. A, 5 5/8s, 6/15/14 (Prerefunded)	Aaa	3,000,000	3,355,770
Tobacco Settlement Fin. Corp. Rev. Bonds
6 3/4s, 6/1/39 (Prerefunded)	AAA	2,000,000	2,333,060
6 3/8s, 6/1/32 (Prerefunded)	AAA	1,775,000	2,015,601
6 1/8s, 6/1/42 (Prerefunded)	AAA	1,600,000	1,782,976
Ser. 1A, 4 1/2s, 6/1/23	BBB	5,400,000	5,308,362
			59,585,764

New Mexico (0.1%)
NM Mtge. Fin. Auth. Rev. Bonds
(Single Fam. Mtge.)
Ser. B-2, GNMA Coll., FNMA Coll.,
FHLMC Coll., 6.1s, 7/1/29	AAA	1,140,000	1,156,815
Ser. D-2, GNMA Coll., FNMA Coll.,
FHLMC Coll., 5.64s, 9/1/33	AAA	645,000	661,964
			1,818,779

New York (15.5%)
Long Island, Pwr. Auth. NY Elec. Syst.
Rev. Bonds, Ser. D, MBIA, 5s, 9/1/20	Aaa	500,000	537,240
Metro. Trans. Auth. Rev. Bonds, Ser. B,
MBIA, 5s, 11/15/28	Aaa	500,000	524,930

MUNICIPAL BONDS AND NOTES (98.2%)* continued

	Rating**	Principal amount	Value

New York continued
Nassau Cnty., Hlth. Care Syst. Rev.
Bonds, FSA
6s, 8/1/15 (Prerefunded)	Aaa	$5,000,000	$5,360,600
6s, 8/1/14 (Prerefunded)	Aaa	4,410,000	4,728,049
NY City, G.O. Bonds
Ser. B, MBIA, 6 1/2s, 8/15/10	Aaa	13,235,000	14,418,209
Ser. B, 5 1/2s, 12/1/12	AA–	6,475,000	6,966,323
Ser. G, 5 1/4s, 8/1/16	AA–	625,000	686,806
Ser. M, 5s, 4/1/24	AA–	7,225,000	7,603,879
Ser. J/J-1, 5s, 6/1/21	AA–	250,000	266,040
Ser. I-1, 5s, 4/1/19	AA–	75,000	80,092
NY City, Indl. Dev. Agcy. Rev. Bonds
(Queens Baseball Stadium — Pilot)
AMBAC, 5s, 1/1/26	Aaa	540,000	575,991
5s, 1/1/25	Aaa	3,000,000	3,202,440
AMBAC, 5s, 1/1/23	Aaa	300,000	320,988
NY City, Indl. Dev. Agcy. Civic Fac. Rev.
Bonds (Polytechnic U.), 6s, 11/1/20	BB+	4,250,000	4,431,475
NY City, Indl. Dev. Agcy. Special Arpt.
Fac. Rev. Bonds (Airis JFK I LLC),
Ser. A, 6s, 7/1/27	Baa3	11,500,000	11,846,380
NY City, Indl. Dev. Agcy. Special Fac.
Rev. Bonds (British Airways PLC),
5 1/4s, 12/1/32	Ba2	200,000	198,038
NY City, Muni. Wtr. & Swr. Fin. Auth.
Rev. Bonds
Ser. D, 5s, 6/15/37	AA+	10,850,000	11,399,987
Ser. B, AMBAC, 5s, 6/15/28	Aaa	7,000,000	7,397,670
NY City, State Dorm. Auth. Lease Rev. Bonds
(Court Fac.), 6s, 5/15/39 (Prerefunded)	A+	2,800,000	3,022,068
NY State Dorm. Auth. Rev. Bonds
(Construction City U. Syst.), Ser. A,
6s, 7/1/20	AA–	10,900,000	12,844,778
(State U. Edl. Fac.), MBIA, 6s, 5/15/16
(Prerefunded)	Aaa	7,500,000	8,099,475
(State U. Edl. Fac.), MBIA, 6s, 5/15/15
(Prerefunded)	Aaa	7,000,000	7,559,510
(U. Syst. Construction), Ser. A,
5 3/4s, 7/1/18	AA–	12,485,000	14,101,932
(State U. Edl. Fac.), Ser. A, 5 1/2s, 5/15/19	AA–	23,100,000	25,828,803
(North Shore Long Island Jewish Group),
5 3/8s, 5/1/23	A3	1,400,000	1,485,036
(Brooklyn Law School), Ser. B, XLCA,
5 3/8s, 7/1/22	Aaa	1,000,000	1,081,530
(Rochester Inst. of Tech.), Ser. A, AMBAC,
5 1/4s, 7/1/19	Aaa	285,000	319,200
(Columbia U.), Ser. A, 5s, 7/1/18	Aaa	8,250,000	8,974,763
NY State Dorm. Auth. Cap. Appn. Rev. Bonds
(State U.), Ser. B, MBIA, zero %, 5/15/09	Aaa	23,000,000	21,293,630

MUNICIPAL BONDS AND NOTES (98.2%)* continued

	Rating**	Principal amount	Value

New York continued
NY State Hwy. & Bridge Auth. Rev. Bonds,
Ser. B, FGIC, 5 1/2s, 4/1/10 (Prerefunded)	Aaa	$1,500,000	$1,581,450
NY State Hwy. Auth. Rev. Bonds (Hwy. &
Bridge Trust Fund), Ser. B, FGIC, 5s, 4/1/17	Aaa	5,000,000	5,413,100
NY State Thruway Auth. State Personal
Income Tax Rev. Bonds, Ser. A, 5s, 3/15/21	AAA	3,250,000	3,489,818
Port Auth. NY & NJ Rev. Bonds (Kennedy
Intl. Arpt. — 4th Installment), 6 3/4s, 10/1/11	BB+/P	75,000	75,876
Port. Auth. NY & NJ Special Oblig. Rev. Bonds
(Kennedy Intl. Arpt. — 5th Installment),
6 3/4s, 10/1/19	BB+/P	2,200,000	2,227,258
Syracuse, G.O. Bonds (Pub. Impt.),
Ser. A, FSA
6s, 4/15/13 (Prerefunded)	Aaa	1,200,000	1,241,424
6s, 4/15/12 (Prerefunded)	Aaa	1,150,000	1,189,698
6s, 4/15/11 (Prerefunded)	Aaa	1,075,000	1,112,109
6s, 4/15/10 (Prerefunded)	Aaa	1,025,000	1,060,383
			202,546,978

North Carolina (6.2%)
NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds
Ser. C, MBIA, 7s, 1/1/13	Aaa	11,680,000	13,087,206
Ser. D, 6 3/4s, 1/1/26	Baa2	5,000,000	5,406,300
Ser. B, FGIC, 6s, 1/1/22	Aaa	25,300,000	30,327,616
AMBAC, 6s, 1/1/18	Aaa	7,000,000	8,232,350
Ser. A, 5 3/4s, 1/1/26	Baa2	5,000,000	5,226,700
NC Hsg. Fin. Agcy. Rev. Bonds
(Homeownership), Ser. 26, Class A,
5 1/2s, 1/1/38	Aa2	1,000,000	1,059,200
NC Med. Care Comm. Retirement Fac.
Rev. Bonds
(United Methodist Home), 7 1/8s, 10/1/23
(Prerefunded)	BB+/P	3,000,000	3,272,040
(First Mtge.-Forest at Duke), 6 3/8s, 9/1/32	BB+/P	3,000,000	3,156,930
NC State Muni. Pwr. Agcy. Rev. Bonds
(No. 1, Catawba Elec.)
Ser. B, 6 1/2s, 1/1/20	A3	10,000,000	10,772,600
Ser. A, 5 1/2s, 1/1/13	A3	200,000	214,500
			80,755,442

Ohio (1.8%)
Cleveland, Parking Fac. Rev. Bonds, FSA,
5 1/4s, 9/15/22	Aaa	600,000	681,324
Cuyahoga Cnty., Rev. Bonds, Ser. A, 6s, 1/1/32	Aa3	3,000,000	3,305,670
Franklin Cnty., Rev. Bonds (Online
Computer Library Ctr.), 5s, 4/15/11	A	500,000	515,995
Miami Cnty., Hosp. Fac. Rev. Bonds (Upper
Valley Med. Ctr.)
5 1/4s, 5/15/21	A–	1,000,000	1,063,980
5 1/4s, 5/15/18	A–	500,000	530,830

MUNICIPAL BONDS AND NOTES (98.2%)* continued

	Rating**	Principal amount	Value

Ohio continued
Middletown, City School Dist. G.O. Bonds
(School Impt.), FGIC, 5s, 12/1/24
(Prerefunded)	Aaa	$2,430,000	$2,617,790
Midview, Local School Dist. COP (Elementary
School Bldg. Fac.), 5 1/4s, 11/1/30	A	3,500,000	3,689,770
OH State Higher Edl. Fac. Mandatory Put
Bonds (Kenyon College)
5.05s, 7/1/16	A+	1,000,000	1,067,650
4.95s, 7/1/15	A+	5,000,000	5,290,800
OH State Higher Edl. Fac. Rev. Bonds
(Case Western Reserve U.), 5 1/2s, 10/1/22
(Prerefunded)	AA–	1,000,000	1,091,310
OH State Wtr. Dev. Auth. Poll. Control
Fac. Rev. Bonds, 6.1s, 8/1/20	Baa2	3,250,000	3,335,280
U. of Cincinnati Rev. Bonds, Ser. D,
AMBAC, 5s, 6/1/23	Aaa	500,000	527,965
			23,718,364

Oklahoma (1.3%)
Grand River Dam Auth. Rev. Bonds, Ser. A,
FSA, 5s, 6/1/12	AAA	3,750,000	3,984,075
OK Dev. Fin. Auth. Rev. Bonds (Hillcrest
Hlth. Care Syst.), Ser. A, 5 5/8s,
8/15/19 (Prerefunded)	Aaa	4,000,000	4,212,040
OK Hsg. Fin. Agcy. Single Fam. Rev. Bonds
(Homeowner Loan), Ser. D-2, GNMA Coll.,
FNMA Coll., 7.1s, 9/1/26	Aaa	530,000	546,870
(Homeownership Loan), Ser. C-2, GNMA
Coll., FNMA Coll., 5.7s, 9/1/35	Aaa	1,430,000	1,498,983
(Homeownership Loan), Ser. B, 4.2s, 9/1/25	Aaa	840,000	837,690
OK State Indl. Dev. Auth. Rev. Bonds
(Hlth. Syst.), Ser. A, MBIA
5 3/4s, 8/15/29	Aaa	3,470,000	3,645,929
5 3/4s, 8/15/29 (Prerefunded)	Aaa	2,530,000	2,674,159
			17,399,746

Oregon (0.7%)
OR State G.O. Bonds (Veterans Welfare),
Ser. 81, 5 1/4s, 10/1/42	Aa3	6,335,000	6,546,779
OR State Hsg. & Cmnty. Svcs. Dept. Rev.
Bonds (Single Fam. Mtge.), Ser. J, 4.7s, 7/1/30	Aa2	2,600,000	2,601,508
			9,148,287

Pennsylvania (4.6%)
Allegheny Cnty., Sanitation Auth. Swr.
Rev. Bonds, MBIA
5 1/2s, 12/1/30 (Prerefunded)	Aaa	850,000	908,684
5 1/2s, 12/1/30	Aaa	150,000	159,827

MUNICIPAL BONDS AND NOTES (98.2%)* continued

	Rating**	Principal amount	Value

Pennsylvania continued
Carbon Cnty., Indl. Dev. Auth. Rev. Bonds
(Panther Creek Partners), 6.65s, 5/1/10	BBB–	$5,580,000	$5,767,488
Central Bucks, School Dist. G.O. Bonds,
FGIC, 5 1/2s, 5/15/16 (Prerefunded)	Aaa	3,125,000	3,387,781
Lancaster Cnty., Hosp. Auth. Rev. Bonds
(Gen. Hosp.), 5 1/2s, 3/15/26 (Prerefunded)	AA–	2,000,000	2,203,560
(Gen. Hosp.), 5.15s, 3/15/20 (Prerefunded)	AA–	50,000	54,094
(Lancaster General Hosp.), Ser. A,
5s, 3/15/26	Aa3	3,775,000	3,999,499
Lehigh Cnty., Gen. Purpose Auth. Rev. Bonds
(Lehigh Valley Hosp. Hlth. Network), Ser. A,
5 1/4s, 7/1/32	A1	2,000,000	2,095,840
Monroe Cnty., Hosp. Auth. Rev. Bonds
(Pocono Med. Ctr.), 6s, 1/1/43	BBB+	2,125,000	2,275,259
PA Econ. Dev. Fin. Auth. Rev. Bonds
(Amtrak), Ser. A , 6 1/4s, 11/1/31	A3	1,000,000	1,076,660
PA Econ. Dev. Fin. Auth. Resource Recvy.
Rev. Bonds, Ser. A, 6.4s, 1/1/09	B+	8,800,000	8,908,064
PA State Pub. School Bldg. Auth. Rev.
Bonds (Philadelphia School Dist.), FSA,
5 1/4s, 6/1/25 (Prerefunded)	Aaa	9,280,000	10,059,891
Philadelphia Auth. for Indl. Dev. Rev.
Bonds, Ser. B, FSA, 5 1/4s, 10/1/10	Aaa	1,485,000	1,561,240
Philadelphia, G.O. Bonds, CIFG, 5s, 8/1/23	Aaa	6,000,000	6,395,460
Philadelphia, Hosp. & Higher Ed. Fac.
Auth. Rev. Bonds (Graduate Hlth. Syst.),
7 1/4s, 7/1/10 (In default) †	D/P	5,459,248	10,919
Philadelphia, School Dist. G.O. Bonds,
Ser. A, AMBAC, 5s, 8/1/22	Aaa	6,000,000	6,346,920
Philadelphia, Wtr. & Waste Wtr. Rev. Bonds
Ser. B, FGIC, 5 1/4s, 11/1/14	AAA	500,000	538,965
Ser. A, FSA, 5s, 7/1/24	Aaa	3,000,000	3,176,280
York Cnty., G.O. Bonds, AMBAC, 5s, 6/1/21	Aaa	485,000	511,219
			59,437,650

Puerto Rico (1.3%)
Children’s Trust Fund Tobacco Settlement
Rev. Bonds
5 1/2s, 5/15/39	BBB	750,000	785,978
5 3/8s, 5/15/33	BBB	255,000	265,789
Cmnwlth. of PR, Govt. Dev. Bank Rev. Bonds
Ser. AA, 5s, 12/1/16	BBB	3,095,000	3,317,685
Ser. B, 5s, 12/1/13	BBB	250,000	265,375
Cmnwlth. of PR, Hwy. & Trans. Auth.
Rev. Bonds
Ser. B, MBIA, 5 7/8s, 7/1/35 (Prerefunded)	AAA	3,240,000	3,493,303
Ser. K, 5s, 7/1/17	BBB+	2,900,000	3,076,639
Ser. K, 5s, 7/1/13	BBB+	500,000	529,330

MUNICIPAL BONDS AND NOTES (98.2%)* continued

	Rating**	Principal amount	Value

Puerto Rico continued
PR Indl. Tourist Edl. Med. & Env. Control
Fac. Rev. Bonds (Cogen. Fac.-AES),
6 5/8s, 6/1/26	Baa3	$250,000	$271,635
PR Indl. Tourist Edl. Med. & Env. Control
Facs. Rev. Bonds (Auxilio Mutuo Oblig.
Group), Ser. A, MBIA, 6 1/4s, 7/1/16	Aaa	3,800,000	3,804,674
PR Muni. Fin. Agcy. G.O. Bonds, Ser. A
5 1/4s, 8/1/24	BBB	750,000	803,708
5s, 8/1/10	BBB	250,000	258,485
PR Pub. Fin. Corp. Rev. Bonds (Cmnwlth.
Appropriation), Ser. A, 5 3/4s, 8/1/27	BBB–	530,000	568,139
			17,440,740

South Carolina (1.2%)
Florence Cnty., Hosp. Rev. Bonds (McLeod
Regl. Med. Ctr.), Ser. A, FSA, 5 1/4s, 11/1/23	Aaa	2,500,000	2,690,575
Greenwood Cnty., Hosp. Rev. Bonds
(Memorial Hosp.), 5 1/2s, 10/1/26	A2	2,000,000	2,106,260
Lexington Cnty. Hlth. Svcs. Dist. Inc.
Hosp. Rev. Bonds, 5 1/2s, 5/1/37	A2	1,000,000	1,069,980
SC Hsg. Fin. & Dev. Auth. Mtge. Rev.
Bonds, Ser. A-2, AMBAC, 5s, 7/1/35	Aaa	1,920,000	1,969,286
SC Tobacco Settlement Rev. Mgmt. Auth.
Rev. Bonds, Ser. B, 6 3/8s, 5/15/30	BBB	7,000,000	8,129,590
			15,965,691

South Dakota (0.8%)
Brookings, COP, AMBAC, 5 1/4s, 12/1/19	Aaa	3,445,000	3,591,378
SD Hsg. Dev. Auth. Rev. Bonds (Home
Ownership Mtge.), Ser. J, 4.55s, 5/1/18	AAA	1,000,000	1,035,160
SD State Hlth. & Edl. Fac. Auth. Rev.
Bonds (Sioux Valley Hosp. & Hlth. Syst.),
Ser. A, 5 1/2s, 11/1/31	A1	1,500,000	1,606,260
Will Cnty., Cmnty. Construction G.O. Bonds
(School Dist. No. 30-C Troy Twp.), Ser. B,
FSA, 5 1/4s, 2/1/19	Aaa	4,185,000	4,530,890
			10,763,688

Tennessee (1.2%)
Elizabethton, Hlth. & Edl. Fac. Board Rev.
Bonds (Hosp. Ref. & Impt.), Ser. B, 8s, 7/1/33	Baa2	3,000,000	3,514,380
Johnson City, Hlth. & Edl. Fac. Board Hosp.
Rev. Bonds (Mountain States Hlth.), Ser. A,
7 1/2s, 7/1/25	BBB+	5,000,000	5,804,850
Memphis-Shelby Cnty., Arpt. Auth. Rev.
Bonds (Federal Express Corp.), 5.05s, 9/1/12	Baa2	5,000,000	5,250,400

MUNICIPAL BONDS AND NOTES (98.2%)* continued

	Rating**	Principal amount	Value

Tennessee continued
Shelby Cnty., Hlth. Edl. & Hsg. Fac. Hosp.
Board Rev. Bonds (Methodist Hlth. Care)
6 1/2s, 9/1/26 (Prerefunded)	AAA	$310,000	$352,668
6 1/2s, 9/1/26 (Prerefunded)	AAA	190,000	216,152
Sullivan Cnty., Hlth. Edl. & Hsg. Hosp. Fac.
Board Rev. Bonds (Wellmont Hlth. Syst.),
Ser. C, 5s, 9/1/22	BBB+	940,000	974,959
			16,113,409

Texas (6.6%)
Abilene, Hlth. Fac. Dev. Corp. Rev. Bonds
(Sears Methodist Retirement), Ser. A,
5 7/8s, 11/15/18	BB/P	4,250,000	4,323,483
Dallas, Indpt. School Dist. G.O. Bonds,
PSFG, 5s, 2/15/21	Aaa	12,500,000	13,035,750
Edgewood, Indpt. School Dist. Bexar Cnty.
G.O. Bonds, Ser. A, PSFG, 5s, 2/15/29	Aaa	1,035,000	1,081,368
Gateway, Pub. Fac. Corp. Rev. Bonds
(Stonegate Villas Apt.), FNMA Coll.,
4.55s, 7/1/34	Aaa	1,500,000	1,553,250
Harris Cnty., Hlth. Fac. Dev. Corp. Hosp.
Rev. Bonds (Memorial Hermann Hlth. Care
Syst.), Ser. A, 5 1/4s, 12/1/18	A+	950,000	1,014,695
Houston, Wtr. & Swr. Rev. Bonds (Jr. Lien),
FSA, 5s, 12/1/30 (Prerefunded)	Aaa	1,000,000	1,065,770
Laredo, Intl., Toll Bridge Rev. Bonds, Ser. B,
FSA, 5s, 10/1/16	A+	750,000	809,715
Lower CO River Auth. Rev. Bonds, 5 1/4s,
1/1/15 (Prerefunded)	A+	5,080,000	5,356,098
Mission Cons. Indpt. School Dist. G.O. Bonds,
PSFG, 5s, 2/15/23	Aaa	840,000	893,105
Northside Indpt. School Dist. G.O. Bonds,
PSFG, 5s, 2/15/24	Aaa	1,705,000	1,789,670
Pflugerville, Indpt. School Dist. G.O. Bonds,
PSFG, 5s, 2/15/29	Aaa	5,000,000	5,224,000
Plano, Indpt. School Dist. G.O. Bonds,
PSFG, 5s, 2/15/29	Aaa	1,705,000	1,781,384
Sam Rayburn Muni. Pwr. Agcy. Rev. Bonds,
6s, 10/1/21	Baa2	2,500,000	2,647,025
San Antonio, Elec. & Gas Rev. Bonds, 5 3/8s,
2/1/19 (Prerefunded)	AAA	1,500,000	1,610,010
Spring, Indpt. School Dist. G.O. Bonds,
PSFG, 5s, 2/15/24	Aaa	500,000	524,830
TX State Rev. Bonds, 6.2s, 9/30/11	Aa1	20,800,000	22,525,776
TX State Indl. Dev. Corp. Rev. Bonds (Arco
Pipelines Co.), 7 3/8s, 10/1/20	Aa1	6,500,000	8,530,015
TX State Tpk. Auth. Rev. Bonds (Central Texas
Tpk. Syst.), Ser. A, AMBAC, 5 1/2s, 8/15/39	Aaa	1,000,000	1,076,220

MUNICIPAL BONDS AND NOTES (98.2%)* continued

	Rating**	Principal amount	Value

Texas continued
TX Technical University Revenues Rev. Bonds
(Fin. Syst.), Ser. 7th, MBIA
5s, 8/15/08	Aaa	$1,000,000	$1,018,160
5s, 8/15/07	Aaa	1,000,000	1,004,830
Waco, Hlth. Fac. Dev. Corp. Mtge. Rev. Bonds
(Hillcrest Hlth. Care Syst.), Ser. A, MBIA,
FHA Insd., 5s, 8/1/31	Aaa	7,500,000	7,840,725
West Harris Cnty., Regl. Wtr. Auth. Syst.
Rev. Bonds, AMBAC, 5s, 12/15/24	Aaa	2,040,000	2,167,112
			86,872,991

Utah (2.0%)
Intermountain Power Agency Rev. Bonds (UT
State Pwr. Supply), Ser. B, MBIA, 6 1/2s, 7/1/09	Aaa	19,065,000	20,248,365
Salt Lake City, Hosp. Rev. Bonds (IHC Hosp. Inc.),
Ser. A, 8 1/8s, 5/15/15 (Prerefunded)	AAA	5,000,000	5,816,500
			26,064,865

Vermont (0.2%)
VT Hsg. Fin. Agcy. Rev. Bonds
Ser. 22, FSA, 5s, 11/1/34	Aaa	970,000	989,982
(Single Fam.), Ser. 23, FSA, 5s, 5/1/34	Aaa	1,115,000	1,140,578
			2,130,560

Virgin Islands (0.3%)
VI Pub. Fin. Auth. Rev. Bonds, FGIC
5s, 10/1/24	Aaa	250,000	269,378
5s, 10/1/23	Aaa	3,000,000	3,237,450
			3,506,828

Virginia (2.4%)
Henrico Cnty., Econ. Dev. Auth. Rev. Bonds
(United Methodist), Ser. A, 6 1/2s, 6/1/22	BB+/P	4,000,000	4,258,320
Henrico Cnty., Indl. Dev. Auth. Rev. Bonds,
FSA, 5.929s, 8/23/27	Aaa	20,000,000	23,383,400
Stafford Cnty., Econ. Dev. Auth. Hosp. Fac.
Rev. Bonds (Medicorp Hlth. Syst.),
5 1/4s, 6/15/24	A3	3,040,000	3,235,898
			30,877,618

Washington (2.1%)
Cowlitz Cnty., Pub. Util. Rev. Bonds
(Dist. No. 1 Production Syst.), FGIC
5s, 9/1/25	Aaa	695,000	729,604
5s, 9/1/24	Aaa	615,000	646,021
Everett, Pub. Fac. Dist. Ltd. Sales Tax &
Interlocal Rev. Bonds, Ser. A
5s, 12/1/23	A	525,000	553,828
5s, 12/1/22	A	1,050,000	1,109,493

MUNICIPAL BONDS AND NOTES (98.2%)* continued

	Rating**	Principal amount	Value

Washington continued
Tobacco Settlement Auth. of WA Rev. Bonds
6 5/8s, 6/1/32	BBB	$905,000	$995,627
6 1/2s, 6/1/26	BBB	2,215,000	2,429,611
WA State G.O. Bonds
(Motor Vehicle Fuel), Ser. D, 5 1/4s, 1/1/17	Aa1	1,500,000	1,573,500
(Motor Vehicle Fuel), Ser. B, MBIA,
5s, 7/1/24	Aaa	5,270,000	5,554,106
Ser. A, FSA, 5s, 7/1/23	Aaa	10,035,000	10,588,832
WA State Hlth. Care Fac. Auth. Rev. Bonds
(Kadlec Med. Ctr.), Ser. A, 5s, 12/1/21	AAA	2,000,000	2,111,200
WA State Hsg. Fin. Comm. Rev. Bonds
(Single Family Program), Ser. 2A, GNMA Coll.,
FNMA Coll., 5s, 12/1/25	Aaa	1,215,000	1,248,510
			27,540,332

West Virginia (0.5%)
Econ. Dev. Auth. Lease Rev. Bonds
(Correctional Juvenile Safety), Ser. A, MBIA,
5s, 6/1/29	Aaa	6,200,000	6,523,144

Wisconsin (1.3%)
Badger Tobacco Settlement Asset
Securitization Corp. Rev. Bonds, 6 3/8s, 6/1/32	BBB	10,615,000	11,551,880
WI Hsg. & Econ. Dev. Auth. Rev. Bonds
(Home Ownership), Ser. D, 4 7/8s, 3/1/36	Aa2	1,885,000	1,927,544
WI State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Ascension Hlth. Credit), Ser. A, 5s, 11/15/31	Aa2	2,780,000	2,909,492
Wilmot, Unified High School Dist. G.O. Bonds,
Ser. B, FSA, 5s, 3/1/24	Aaa	1,000,000	1,068,498
			17,457,414

Total municipal bonds and notes (cost $1,213,067,763)			$1,285,123,566

PREFERRED STOCKS (1.0%)*

		Shares	Value

Charter Mac. Equity Trust 144A Ser. A,
6.625% cum. pfd.		4,000,000	$4,196,160
MuniMae Tax Exempt Bond Subsidiary, LLC
144A Ser. A, 6.875% cum. pfd.		6,000,000	6,325,920
MuniMae Tax Exempt Bond Subsidiary, LLC
144A Ser. B, 7 3/4s cum. pfd.		2,000,000	2,193,660

Total preferred stocks (cost $12,000,000)			$12,715,740

CORPORATE BONDS AND NOTES (0.3%)* (cost $3,500,000)

	Principal amount	Value

GMAC Muni. Mtge. Trust 144A sub. notes
Ser. A1-1, 4.15s, 2039	$3,500,000	$3,487,225

TOTAL INVESTMENTS

Total investments (cost $1,228,567,763)		$1,301,326,531

* Percentages indicated are based on net assets of $1,308,425,482.

** The Moody’s or Standard & Poor’s ratings indicated are believed to be the most recent ratings available at March 31, 2007 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at March 31, 2007. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.” Security ratings are defined in the Statement of Additional Information.

† Non-income-producing security.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on VRDN, Mandatory Put Bonds and Floating Rate Notes (FRN) are the current interest rates at March 31, 2007.

The dates shown on Mandatory Put Bonds are the next mandatory put dates.

The dates shown on debt obligations other than Mandatory Put Bonds are the original maturity dates.

The fund had the following sector concentrations greater than 10% at March 31, 2007 (as a percentage of net assets):

Utilities and power	21.3%
Health care	19.9
State government	17.7
Local government	12.6

The fund had the following insurance concentrations greater than 10% at March 31, 2007 (as a percentage of net assets):

MBIA	12.3%
FSA	10.5
AMBAC	10.3

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/07 (Unaudited)

			Payments	Payments	Unrealized
Swap counterparty /		Termination	made by	received by	appreciation/
Notional amount		date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A.
$42,100,000	(E)	11/8/11	3 month USD-LIBOR-BBA	5.036%	$ 84,201

64,770,000	(E)	11/8/11	3.488%	U.S. Bond Market
				Association Municipal
				Swap Index	(184,160)

Morgan Stanley Capital Services, Inc.
57,000,000	(E)	11/16/11	3.4695%	U.S. Bond Market
				Association Municipal
				Swap Index	(146,729)

Total					$(246,688)

(E) See Note 1 to the financial statements regarding extended effective dates.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 3/31/07 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $1,228,567,763)	$1,301,326,531

Cash	92,121

Interest and other receivables	19,338,404

Receivable for shares of the fund sold	285,325

Receivable for securities sold	256,975

Unrealized appreciation on swap contracts (Note 1)	84,201

Total assets	1,321,383,557

LIABILITIES

Distributions payable to shareholders	1,771,215

Payable for securities purchased	6,094,991

Payable for shares of the fund repurchased	1,849,670

Payable for compensation of Manager (Note 2)	1,704,627

Payable for investor servicing and custodian fees (Note 2)	103,117

Payable for Trustee compensation and expenses (Note 2)	251,686

Payable for administrative services (Note 2)	7,789

Payable for distribution fees (Note 2)	716,951

Unrealized depreciation on swap contracts (Note 1)	330,889

Other accrued expenses	127,140

Total liabilities	12,958,075

Net assets	$1,308,425,482

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1, 4 and 5)	$1,249,570,711

Distribution in excess net investment income (Notes 1 and 5)	(606,010)

Accumulated net realized loss on investments (Notes 1 and 5)	(13,051,299)

Net unrealized appreciation of investments (Note 5)	72,512,080

Total — Representing net assets applicable to capital shares outstanding	$1,308,425,482

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($1,243,833,667 divided by 142,181,105 shares)	$8.75

Offering price per class A share
(100/96.25 of $8.75)*	$9.09

Net asset value and offering price per class B share
($49,982,588 divided by 5,711,398 shares)**	$8.75

Net asset value and offering price per class C share
($9,106,113 divided by 1,039,771 shares)**	$8.76

Net asset value and redemption price per class M share
($5,503,114 divided by 627,421 shares)	$8.77

Offering price per class M share
(100/96.75 of $8.77)***	$9.06

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 3/31/07 (Unaudited)

INTEREST INCOME	$30,518,336

EXPENSES

Compensation of Manager (Note 2)	3,057,779

Investor servicing fees (Note 2)	331,911

Custodian fees (Note 2)	90,257

Trustee compensation and expenses (Note 2)	23,104

Administrative services (Note 2)	25,941

Distribution fees — Class A (Note 2)	1,184,873

Distribution fees — Class B (Note 2)	182,628

Distribution fees — Class C (Note 2)	45,364

Distribution fees — Class M (Note 2)	12,656

Other	95,751

Total expenses	5,050,264

Expense reduction (Note 2)	(163,562)

Net expenses	4,886,702

Net investment income	25,631,634

Net realized gain on investments (Notes 1 and 3)	2,832,424

Net realized loss on futures contracts (Note 1)	(105,572)

Net realized loss on swap contracts (Note 1)	(358,560)

Net unrealized depreciation of investments
and swap contracts during the period (Note 5)	(8,554,446)

Net loss on investments	(6,186,154)

Net increase in net assets resulting from operations	$19,445,480

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS

	Six months ended	Year ended
	3/31/07*	9/30/06

Operations:
Net investment income	$ 25,631,634	$ 53,516,343

Net realized gain on investments	2,368,292	3,588,659

Net unrealized depreciation of investments	(8,554,446)	(11,467,334)

Net increase in net assets resulting from operations	19,445,480	45,637,668

Distributions to shareholders: (Note 1)

From ordinary income

Taxable net investment income

Class A	—	(305,400)

Class B	—	(13,928)

Class C	—	(2,277)

Class M	—	(1,339)

From tax-exempt net investment income

Class A	(24,201,046)	(50,945,978)

Class B	(754,125)	(1,846,532)

Class C	(151,974)	(313,478)

Class M	(97,617)	(204,840)

Redemption fees (Note 1)	2,006	49

Increase (decrease) from capital share transactions
(Notes 4 and 5)	90,556,172	(85,915,243)

Total increase (decrease) in net assets	84,798,896	(93,911,298)

NET ASSETS

Beginning of period	1,223,626,586	1,317,537,884

End of period (including distributions in excess of net investment
income of $606,010 and $1,014,359, respectively)	$1,308,425,482	$1,223,626,586

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

			Net						Total			Ratio of net
	Net asset		realized and	Total	From			Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)	investments	operations	income	distributions	fees	of period	value (%)(a)	(in thousands)	assets (%)(b)	net assets (%)	(%)

CLASS A
March 31, 2007**	$8.79	.19	(.05)	.14	(.18)	(.18)	—(c)	$8.75	1.63*	$1,243,834	.40*	2.11*	9.01*
September 30, 2006	8.84	.37	(.05)	.32	(.37)	(.37)	—(c)	8.79	3.79	1,166,380.79		4.28	12.41
September 30, 2005	8.85	.38	(.01)	.37	(.38)	(.38)	—(c)	8.84	4.28	1,243,915.79		4.29	13.13
September 30, 2004	8.86	.39	(.01)	.38	(.39)	(.39)	—	8.85	4.45	1,318,059.83		4.48	32.64
September 30, 2003	8.88	.42	(.02)	.40	(.42)	(.42)	—	8.86	4.62	1,602,849.82		4.80	24.20
September 30, 2002	8.84	.45	.03	.48	(.44)	(.44)	—	8.88	5.67	1,704,023.81		5.09	17.70

CLASS B
March 31, 2007**	$8.79	.16	(.05)	.11	(.15)	(.15)	—(c)	$8.75	1.31*	$49,983	.72*	1.78*	9.01*
September 30, 2006	8.84	.32	(.05)	.27	(.32)	(.32)	—(c)	8.79	3.11	43,125	1.44	3.63	12.41
September 30, 2005	8.86	.32	(.02)	.30	(.32)	(.32)	—(c)	8.84	3.48	58,550	1.44	3.64	13.13
September 30, 2004	8.86	.33	—	.33	(.33)	(.33)	—	8.86	3.90	72,214	1.48	3.84	32.64
September 30, 2003	8.88	.36	(.02)	.34	(.36)	(.36)	—	8.86	3.92	103,996	1.47	4.16	24.20
September 30, 2002	8.84	.39	.03	.42	(.38)	(.38)	—	8.88	4.93	116,854	1.46	4.45	17.70

CLASS C
March 31, 2007**	$8.80	.15	(.04)	.11	(.15)	(.15)	—(c)	$8.76	1.21*	$9,106	.79*	1.71*	9.01*
September 30, 2006	8.85	.30	(.04)	.26	(.31)	(.31)	—(c)	8.80	2.99	9,210	1.59	3.48	12.41
September 30, 2005	8.86	.31	(.01)	.30	(.31)	(.31)	—(c)	8.85	3.46	9,724	1.59	3.48	13.13
September 30, 2004	8.86	.32	—	.32	(.32)	(.32)	—	8.86	3.69	9,690	1.63	3.69	32.64
September 30, 2003	8.89	.35	(.03)	.32	(.35)	(.35)	—	8.86	3.68	11,732	1.62	4.00	24.20
September 30, 2002	8.84	.38	.04	.42	(.37)	(.37)	—	8.89	4.95	10,421	1.61	4.30	17.70

CLASS M
March 31, 2007**	$8.81	.17	(.04)	.13	(.17)	(.17)	—(c)	$8.77	1.47*	$5,503	.54*	1.96*	9.01*
September 30, 2006	8.86	.35	(.05)	.30	(.35)	(.35)	—(c)	8.81	3.49	4,912	1.09	3.98	12.41
September 30, 2005	8.88	.35	(.01)	.34	(.36)	(.36)	—(c)	8.86	3.85	5,349	1.09	3.99	13.13
September 30, 2004	8.88	.37	—	.37	(.37)	(.37)	—	8.88	4.26	6,104	1.13	4.18	32.64
September 30, 2003	8.90	.40	(.03)	.37	(.39)	(.39)	—	8.88	4.30	9,191	1.12	4.50	24.20
September 30, 2002	8.86	.42	.04	.46	(.42)	(.42)	—	8.90	5.34	9,318	1.11	4.80	17.70

* Not annualized.

** Unaudited.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

58	59

Notes to financial statements 3/31/07 (Unaudited)

Note 1: Significant accounting policies

Putnam Tax Exempt Income Fund (the “fund”), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax as is consistent with preservation of capital by investing mainly in intermediate to long-term investment-grade bonds.

The fund offers class A, class B, class C and class M shares. Class A and class M shares are sold with a maximum front-end sales charge of 3.75% and 3.25%, respectively, and generally do not pay contingent deferred sales charges. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C and class M shares may differ based on the distribution fee of each class, which is identified in Note 2.

Effective October 2, 2006, a 1.00% redemption fee may apply on any shares purchased on or after such date that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital. Prior to October 2, 2006, a 2.00% redemption fee applied to any shares that were redeemed (either by selling or exchanging into another fund) within 5 days of purchase.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Certain investments are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract.

Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

D) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. Certain interest rate swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counter-party defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At September 30, 2006, the fund had a capital loss carryover of $6,210,727 available to the extent allowed by the Code to offset future net capital gain, if any. This capital loss carryover will expire on September 30, 2012.

The aggregate identified cost on a tax basis is $1,228,082,542, resulting in gross unrealized appreciation and depreciation of $79,778,095 and $6,534,106, respectively, or net unrealized appreciation of $73,243,989.

F) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the lesser of an annual rate of 0.50% of the average net assets of the fund or the following annual rates expressed as a percentage of the fund’s average net assets: 0.60% of the first $500 million, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion and 0.33% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through September 30, 2007, to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the period ended March 31, 2007, Putnam Management did not waive any of its management fee from the fund.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC, and by State Street Bank and Trust Company. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the period ended March 31, 2007, the fund incurred $417,779 for custody and investor servicing agent functions provided by PFTC.

The fund has entered into arrangements with PFTC and State Street Bank and Trust Company whereby PFTC’s and State Street Bank and Trust Company’s fees are reduced by credits allowed on cash balances. For the six months ended March 31, 2007, the fund’s expenses were reduced by $163,562 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $476, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C and class M shares pursuant to rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rate of 0.85%, 1.00% and 0.50% of the average net assets for class B, class C and class M shares, respectively. For class A shares, the annual payment rate will equal the weighted average of (i) 0.20% on the net assets of the fund attributable to class A shares purchased and paid for prior to April 1, 2005 and (ii) 0.25% on all other net assets of the fund attributable to class A shares.

For the six months ended March 31, 2007, Putnam Retail Management, acting as underwriter, received net commissions of $17,390 and $142 from the sale of class A and class M shares, respectively, and received $20,511 and $956 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. For the six months ended March 31, 2007, Putnam Retail Management, acting as underwriter, received $13,324 on class A redemptions.

Note 3: Purchases and sales of securities

During the six months ended March 31, 2007, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $108,733,128 and $147,404,708, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At March 31, 2007, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Six months ended 3/31/07:

Shares sold	3,024,478	$26,568,796

Shares issued
in connection
with reinvestment
of distributions	1,952,725	17,147,574

Shares issued
in connection
with the merger
of Putnam Florida
Tax Exempt
Income Fund	14,697,140	128,976,236

	19,674,343	172,692,606

Shares
repurchased	(10,226,880)	(89,790,483)

Net increase	9,447,463	$82,902,123

Year ended 9/30/06:

Shares sold	6,575,728	$57,474,055

Shares issued
in connection
with reinvestment
of distributions	4,099,815	35,804,938

	10,675,543	93,278,993

Shares
repurchased	(18,700,006)	(163,315,443)

Net decrease	(8,024,463)	$(70,036,450)

CLASS B	Shares	Amount

Six months ended 3/31/07:

Shares sold	72,580	$636,913

Shares issued
in connection
with reinvestment
of distributions	51,516	452,553

Shares issued
in connection
with the merger
of Putnam Florida
Tax Exempt
Income Fund	1,703,453	14,955,676

	1,827,549	16,045,142

Shares
repurchased	(1,019,717)	(8,950,617)

Net increase	807,832	$7,094,525

Year ended 9/30/06:

Shares sold	352,566	$3,086,806

Shares issued
in connection
with reinvestment
of distributions	131,586	1,150,073

	484,152	4,236,879

Shares
repurchased	(2,202,764)	(19,244,990)

Net decrease	(1,718,612)	$(15,008,111)

CLASS C	Shares	Amount

Six months ended 3/31/07:

Shares sold	126,834	$1,115,563

Shares issued
in connection
with reinvestment
of distributions	11,418	100,385

	138,252	1,215,948

Shares
repurchased	(144,985)	(1,273,569)

Net decrease	(6,733)	$(57,621)

Year ended 9/30/06:

Shares sold	213,751	$ 1,870,849

Shares issued
in connection
with reinvestment
of distributions	25,348	221,735

	239,099	2,092,584

Shares
repurchased	(291,632)	(2,556,731)

Net decrease	(52,533)	$(464,147)

CLASS M	Shares	Amount

Six months ended 3/31/07:

Shares sold	35,962	$317,510

Shares issued
in connection
with reinvestment
of distributions	8,865	78,052

Shares issued
in connection
with the merger
of Putnam Florida
Tax Exempt
Income Fund	67,205	591,303

	112,032	986,865

Shares
repurchased	(41,925)	(369,720)

Net increase	70,107	$617,145

Year ended 9/30/06:

Shares sold	52,494	$459,213

Shares issued
in connection
with reinvestment
of distributions	19,465	170,457

	71,959	629,670

Shares
repurchased	(118,341)	(1,036,205)

Net decrease	(46,382)	$(406,535)

Note 5: Acquisition of Putnam Florida Tax Exempt Income Fund

On February 26, 2007, the fund issued 14,697,140; 1,703,453; and 67,205 class A, class B, and class M shares, respectively, in exchange for 14,134,202; 1,639,255; and 64,810 class A, class B, and class M shares of Putnam Florida Tax Exempt Income Fund to acquire that fund’s net assets in a tax-free exchange approved by the Trustees. The net assets of the fund and Putnam Florida Tax Exempt Income Fund on February 23, 2007, valuation date, were $1,177,216,551 and $144,523,215 respectively. On February 23, 2007, Putnam Florida Tax Exempt Income Fund had distributions in excess of net investment income of $18,523, accumulated net realized loss of $897,446 and unrealized appreciation of $7,121,722. The aggregate net assets of the fund immediately following the acquisition were $1,321,739,766.

Information presented in the Statement of operations and changes in net assets reflect only operations of Putnam Tax Exempt Income Fund.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division (“MSD”) in connection with excessive short-term trading by certain former Putnam employees and, in the case of charges brought by the MSD, excessive short-term trading by participants in some Putnam-administered 401(k) plans. Putnam Management agreed to pay $193.5 million in penalties and restitution, of which $153.5 million will be distributed to certain open-end Putnam funds and their shareholders after the SEC and MSD approve a distribution plan being developed by an independent consultant. The allegations of the SEC and MSD and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits filed against Putnam Management and, in a limited number of cases, against some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 7: New accounting pronouncement

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. The Interpretation will become effective for fiscal years beginning after December 15, 2006 but will also apply to tax positions reflected in the fund’s financial statements as of that date. No determination has been made whether the adoption of the Interpretation will require the fund to make any adjustments to its net assets or have any other effect on the fund’s financial statements. The effects of implementing this pronouncement, if any, will be noted in the fund’s next semiannual financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard

defines fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management is currently evaluating what impact the adoption of the Standard will have on the fund’s financial statements.

Note 8: Actions by the Trustees

The Trustees of the Putnam Funds have approved a plan to merge Putnam Tax-Free Health Care Fund into the fund. The transaction is scheduled to occur in September 2007. It is subject to a number of conditions and there is no guarantee that it will occur.

Putnam puts your
interests first

In January 2004, Putnam began introducing a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit www.putnam.com for details.

Cost-cutting initiatives

Reduced sales charges The maximum sales charge for class A shares has been reduced to 5.25% for equity funds (formerly 5.75%) and 3.75% for most income funds (formerly 4.50%) . The maximum sales charge for class M shares has been reduced to 3.25% for equity funds (formerly 3.50%) .*

Lower class B purchase limit To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be refused.)

Ongoing expenses will be limited Through calendar 2007, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund’s industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Improved disclosure

Putnam fund prospectuses and shareholder reports have been revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, turnover comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts has also been enhanced to alert investors to potential cost savings.

Protecting investors’ interests

Short-term trading fee introduced To discourage short-term trading, which can interfere with a fund’s long-term strategy, a 1% short-term trading fee may be imposed on any Putnam fund shares (other than money market funds) redeemed or exchanged within seven calendar days of purchase (for certain funds, this fee applies for 90 days).

* The maximum sales charge for class A shares of Putnam Limited Duration Government Income Fund and Putnam Floating Rate Income Fund remains 3.25% .

Fund information

Founded nearly 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Francis J. McNamara, III
Putnam Investment	George Putnam, III	Vice President and
Management, LLC	President	Chief Legal Officer
One Post Office Square
Boston, MA 02109	Charles E. Porter	Robert R. Leveille
	Executive Vice President,	Chief Compliance Officer
Marketing Services	Principal Executive Officer,
Putnam Retail Management	Associate Treasurer and	Mark C. Trenchard
One Post Office Square	Compliance Liaison	Vice President and
Boston, MA 02109		BSA Compliance Officer
Jonathan S. Horwitz
Custodians	Senior Vice President	Judith Cohen
Putnam Fiduciary Trust	and Treasurer	Vice President, Clerk and
Company, State Street Bank		Assistant Treasurer
and Trust Company	Steven D. Krichmar
	Vice President and	Wanda M. McManus
Legal Counsel	Principal Financial Officer	Vice President, Senior Associate
Ropes & Gray LLP		Treasurer and Assistant Clerk
Janet C. Smith
Trustees	Vice President, Principal	Nancy E. Florek
John A. Hill, Chairman	Accounting Officer and	Vice President, Assistant Clerk,
Jameson Adkins Baxter,	Assistant Treasurer	Assistant Treasurer and
Vice Chairman		Proxy Manager
Charles B. Curtis	Susan G. Malloy
Myra R. Drucker	Vice President and
Charles E. Haldeman, Jr.	Assistant Treasurer
Paul L. Joskow
Elizabeth T. Kennan	Beth S. Mazor
Kenneth R. Leibler	Vice President
Robert E. Patterson
George Putnam, III	James P. Pappas
W. Thomas Stephens	Vice President
Richard B. Worley
Richard S. Robie, III
Vice President

This report is for the information of shareholders of Putnam Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

Not FDIC Insured	May Lose Value	No Bank Guarantee

SA041 243427 5/07

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Effective January 1, 2007, the fund retained State Street Bank and Trust Company ("State Street") as its custodian. Putnam Fiduciary Trust Company, the fund's previous custodian, is managing the transfer of the fund's assets to State Street. This transfer is expected to be completed for all Putnam funds during the first half of 2007, with PFTC remaining as custodian with respect to fund assets until the assets are transferred.  Also effective January 1, 2007, the fund's investment manager, Putnam

Investment Management, LLC entered into a Master Sub-Accounting Services Agreement with State Street, under which the investment manager has delegated to State Street responsibility for providing certain administrative, pricing, and bookkeeping services for the fund.

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Tax Exempt Income Fund

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: May 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: May 29, 2007

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: May 29, 2007